Execution Copy



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                           CNH EQUIPMENT TRUST 2003-A



                                    INDENTURE




                                     between



                           CNH EQUIPMENT TRUST 2003-A



                                       and



                              JPMORGAN CHASE BANK,
                              as Indenture Trustee.



                             Dated as of May 1, 2003




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


                                TABLE OF CONTENTS
                                                                           Page


ARTICLE I     DEFINITIONS AND INCORPORATION BY REFERENCE......................2

      SECTION 1.1.     Definitions............................................2

      SECTION 1.2.     Incorporation by Reference of Trust Indenture Act......2

      SECTION 1.3.     Rules of Construction..................................3

ARTICLE II    THE NOTES.......................................................3

      SECTION 2.1.     Form...................................................3

      SECTION 2.2.     Execution, Authentication and Delivery.................3

      SECTION 2.3.     Temporary Notes........................................4

      SECTION 2.4.     Registration; Registration of Transfer and Exchange....4

      SECTION 2.5.     Mutilated, Destroyed, Lost or Stolen Notes.............5

      SECTION 2.6.     Persons Deemed Owner...................................6

      SECTION 2.7.     Payment of Principal and Interest; Defaulted Interest..6

      SECTION 2.8.     Cancellation...........................................7

      SECTION 2.9.     Release of Collateral..................................8

      SECTION 2.10.    Book-Entry Notes.......................................8

      SECTION 2.11.    Notices to Clearing Agency.............................8

      SECTION 2.12.    Definitive Notes.......................................9

      SECTION 2.13.    Tax Treatment..........................................9

ARTICLE III   COVENANTS.......................................................9

      SECTION 3.1.     Payment of Principal and Interest......................9

      SECTION 3.2.     Maintenance of Office or Agency.......................10

      SECTION 3.3.     Money for Payments To Be Held in Trust................10

      SECTION 3.4.     Existence.............................................11

      SECTION 3.5.     Protection of the Trust Estate........................11

      SECTION 3.6.     Opinions as to the Trust Estate.......................12

      SECTION 3.7.     Performance of Obligations; Servicing
                       of Receivables........................................12

      SECTION 3.8.     Negative Covenants....................................14

      SECTION 3.9.     Annual Statement as to Compliance.....................15

      SECTION 3.10.    Issuer May Consolidate, etc., Only on Certain Terms...15

      SECTION 3.11.    Successor or Transferee...............................16

      SECTION 3.12.    No Other Business.....................................17

      SECTION 3.13.    No Borrowing..........................................17

      SECTION 3.14.    Servicer's Obligations................................17

      SECTION 3.15.    Guarantees, Loans, Advances and Other Liabilities.....17

      SECTION 3.16.    Capital Expenditures..................................17



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      SECTION 3.17.    Removal of Administrator..............................17

      SECTION 3.18.    Restricted Payments...................................17

      SECTION 3.19.    Notice of Events of Default...........................18

      SECTION 3.20.    Further Instruments and Acts..........................18

      SECTION 3.21.    Perfection Representation.............................18

ARTICLE IV    SATISFACTION AND DISCHARGE.....................................18

      SECTION 4.1.     Satisfaction and Discharge of Indenture...............18

      SECTION 4.2.     Application of Trust Money............................19

      SECTION 4.3.     Repayment of Moneys Held by Paying Agent..............19

ARTICLE V     REMEDIES.......................................................19

      SECTION 5.1.     Events of Default.....................................19

      SECTION 5.2.     Acceleration of Maturity; Rescission and Annulment....21

      SECTION 5.3.     Collection of Indebtedness and Suits for Enforcement
                       by Indenture Trustee..................................21

      SECTION 5.4.     Remedies; Priorities..................................23

      SECTION 5.5.     Optional Preservation of the Receivables..............25

      SECTION 5.6.     Limitation of Suits...................................25

      SECTION 5.7.     Unconditional Rights of Noteholders To Receive
                       Principal and Interest................................26

      SECTION 5.8.     Restoration of Rights and Remedies....................26

      SECTION 5.9.     Rights and Remedies Cumulative........................26

      SECTION 5.10.    Delay or Omission Not a Waiver........................26

      SECTION 5.11.    Control by Noteholders................................27

      SECTION 5.12.    Waiver of Past Defaults...............................27

      SECTION 5.13.    Undertaking for Costs.................................27

      SECTION 5.14.    Waiver of Stay or Extension Laws......................28

      SECTION 5.15.    Action on Notes.......................................28

      SECTION 5.16.    Performance and Enforcement of Certain Obligations....28

ARTICLE VI    THE INDENTURE TRUSTEE..........................................29

      SECTION 6.1.     Duties of the Indenture Trustee.......................29

      SECTION 6.2.     Rights of Indenture Trustee...........................30

      SECTION 6.3.     Individual Rights of the Indenture Trustee............31

      SECTION 6.4.     Indenture Trustee's Disclaimer........................31

      SECTION 6.5.     Notice of Defaults....................................31

      SECTION 6.6.     Reports by Indenture Trustee to the Holders...........32

      SECTION 6.7.     Compensation and Indemnity............................32

      SECTION 6.8.     Replacement of the Indenture Trustee..................32

      SECTION 6.9.     Successor Indenture Trustee by Merger.................33

      SECTION 6.10.    Appointment of Co-Trustee or Separate Trustee.........34

      SECTION 6.11.    Eligibility; Disqualification.........................35

      SECTION 6.12.    Preferential Collection of Claims Against
                       the Issuer............................................36

      SECTION 6.13.    Representations and Warranties........................36



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

ARTICLE VII   NOTEHOLDERS' LISTS AND REPORTS.................................36

      SECTION 7.1.     Issuer To Furnish Indenture Trustee Names and
                       Addresses of Noteholders..............................36

      SECTION 7.2.     Preservation of Information; Communications
                       to Noteholders........................................37

      SECTION 7.3.     Reports by Issuer.....................................37

ARTICLE VIII  ACCOUNTS, DISBURSEMENTS AND RELEASES...........................38

      SECTION 8.1.     Collection of Money...................................38

      SECTION 8.2.     Trust Accounts........................................38

      SECTION 8.3.     General Provisions Regarding Accounts.................39

      SECTION 8.4.     Release of Trust Estate...............................40

      SECTION 8.5.     Opinion of Counsel....................................40

ARTICLE IX    SUPPLEMENTAL INDENTURES........................................41

      SECTION 9.1.     Supplemental Indentures Without Consent
                       of Noteholders........................................41

      SECTION 9.2.     Supplemental Indentures With Consent of
                       Noteholders...........................................42

      SECTION 9.3.     Execution of Supplemental Indentures..................43

      SECTION 9.4.     Effect of Supplemental Indenture......................43

      SECTION 9.5.     Conformity with Trust Indenture Act...................44

      SECTION 9.6.     Reference in Notes to Supplemental Indentures.........44

ARTICLE X     REDEMPTION OF NOTES............................................44

      SECTION 10.1.    Redemption............................................44

      SECTION 10.2.    Form of Redemption Notice.............................44

      SECTION 10.3.    Notes Payable on Redemption Date......................45

ARTICLE XI    MISCELLANEOUS..................................................45

      SECTION 11.1.    Compliance Certificates and Opinions, etc.............45

      SECTION 11.2.    Form of Documents Delivered to Indenture Trustee......47

      SECTION 11.3.    Acts of Noteholders...................................47

      SECTION 11.4.    Notices, etc., to the Indenture Trustee, Issuer
                       and Rating Agencies...................................48

      SECTION 11.5.    Notices to Noteholders; Waiver........................48

      SECTION 11.6.    Alternate Payment and Notice Provisions...............49

      SECTION 11.7.    Conflict with Trust Indenture Act.....................49

      SECTION 11.8.    Effect of Headings and Table of Contents..............49

      SECTION 11.9.    Successors and Assigns................................49

      SECTION 11.10.   Severability..........................................49

      SECTION 11.11.   Benefits of Indenture.................................50

      SECTION 11.12.   Legal Holidays........................................50

      SECTION 11.13.   Governing Law.........................................50

      SECTION 11.14.   Counterparts..........................................50




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      SECTION 11.15.   Recording of Indenture................................50

      SECTION 11.16.   Trust Obligation......................................50

      SECTION 11.17.   No Petition...........................................51

      SECTION 11.18.   Inspection............................................51

      SECTION 11.19.   Subordination.........................................51



EXHIBITS

EXHIBIT A-1 Form of A-1 Notes

EXHIBIT A-2 Form of A-2 Notes

EXHIBIT A-3a Form ofA-3a Notes

EXHIBIT A-3b Form of A-3b Notes

EXHIBIT A-4a Form of A-4a Notes

EXHIBIT A-4b Form of A-4b Notes

EXHIBIT A-5 Form of Class B Notes

EXHIBIT B Form of Section 3.9 Officers' Certificates

         INDENTURE dated as of May 1, 2003 between CNH EQUIPMENT TRUST 2003-A, a Delaware statutory trust (the "Issuer"), and JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan "), as trustee and not in its individual capacity (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other party, for the benefit of the Counterparties, and for the equal and ratable benefit of the Holders of the Issuer's 1.2625% Class A-1 Asset Backed Notes (each an "A-1 Note"), 1.4600% Class A-2 Asset Backed Notes (each an "A-2 Note"), Floating Rate Class A-3a Asset Backed Notes (each an "A-3a Note"), 1.8900% Class A-3b Asset Backed Notes (each an "A-3b Note"), Floating Rate Class A-4a Asset Backed Notes (each an "A-4a Note"), 2.5700% Class A-4b Asset Backed Notes (each an "A-4b Note") and 3.1300% Class B Asset Backed Notes (each a "Class B Note"; and together with the A-1 Notes, the A-2 Notes, the A-3a Notes, the A-3b Notes, the A-4a Notes and the A-4b Notes, the "Notes").

                                 GRANTING CLAUSE


         The Issuer hereby Grants to JPMorgan at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes and the Counterparties, all of the Issuer's right, title and interest in, to and under the following, whether now existing or hereafter arising or acquired (collectively, the "Collateral"):

                  (a) the Receivables, including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder, including all moneys paid thereunder on or after the Initial Cutoff Date or the applicable Subsequent Cutoff Date;

                  (b) the security interests in the Financed Equipment granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Equipment;

                  (c) any proceeds with respect to the Receivables from claims on insurance policies covering Financed Equipment or Obligors;

                  (d) the Liquidity Receivables Purchase Agreements (only with respect to Case Owned Contracts and NH Owned Contracts included in the Receivables) and the Purchase Agreements, including the right of the Issuer to cause Case Credit or NH Credit, as applicable, to repurchase Receivables from the Seller under the circumstances described therein;

                  (e) any proceeds from recourse to Dealers with respect to the Receivables other than any interest in the Dealers' reserve accounts maintained with Case Credit or NH Credit;

                  (f) any Financed Equipment that shall have secured a Receivable and that shall have been acquired by or on behalf of the Trust;

                  (g) all funds on deposit from time to time in the Trust Accounts, including the Spread Account Initial Deposit, any Principal

         Supplement Account Deposit, the Negative Carry Account Initial Deposit and the Pre-Funded Amount, and in all investments and proceeds thereof (including all income thereon);

                  (h) the Sale and Servicing Agreement (including all rights of the Seller under the Liquidity Receivables Purchase Agreements and the Purchase Agreements assigned to the Issuer pursuant to the Sale and Servicing Agreement);

                  (i) all rights of the Issuer under each Interest Rate Swap Agreement;

                  (j) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any and all of the foregoing; and

                  (k) any True Lease Equipment that is subject to any Receivable.

         The foregoing Grant is made in trust to secure (x) first, the payment of principal of and interest on, and any other amounts owing in respect of (including the amounts owed in connection with any Interest Rate Swap Agreement), the Class A Notes, equally and ratably without prejudice, priority or distinction, and (y) second, the payment of principal of and interest on, and any other amounts owing in respect of, the Class B Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with this Indenture.

         JPMorgan, as Indenture Trustee on behalf of the Noteholders and the Counterparties, (1) acknowledges such Grant, and (2) accepts the trusts under this Indenture in accordance with this Indenture and agrees to perform its duties required in this Indenture and the other Basic Documents to which it is a party in accordance with their terms.

                                    ARTICLE I
                   Definitions and Incorporation by Reference


         SECTION 1.1. Definitions. Capitalized terms used but not otherwise defined herein are defined in Appendix A hereto.


         SECTION 1.2. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following terms, where used in the TIA, shall have the following meanings for the purposes hereof:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.


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

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION 1.3. Rules of Construction. Unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect on the date hereof; (iii) "or" is not exclusive; (iv) "including" means "including, without limitation"; and (v) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II
                                    The Notes


         SECTION 2.1. Form. The A-1 Notes, A-2 Notes, A-3a Notes, A-3b Notes, A-4a Notes, A-4b Notes and Class B Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2, A-3a, A-3b A-4a, A-4b and A-5 respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2, A-3a, A-3b A-4a, A-4b and A-5 are part of the terms of this Indenture.

         SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at the time of signature Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.


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

         The Indenture Trustee shall upon Issuer Order authenticate and deliver A-1 Notes, A-2 Notes, A-3a Notes, A-3b Notes, A-4a Notes, A-4b Notes and Class B Notes for original issue in an aggregate principal amount of $228,000,000, $251,000,000, $150,000,000, $108,000,000, $107,000,000, $96,000,000 and
$32,500,000, respectively. The Outstanding Amount of A-1 Notes, A-2 Notes, A-3a Notes, A-3b Notes, A-4a Notes, A-4b Notes and Class B Notes at any time may not exceed such respective amounts except as provided in Section 2.5.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in greater whole-dollar denominations in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3. Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as if they were Definitive Notes.

         SECTION 2.4. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as the Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times, to obtain copies thereof and to rely upon a certificate executed on behalf of the Note

Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other new Notes of the same Class in any authorized denominations of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of
Section 8-401(a) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes that the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

         SECTION 2.5. Mutilated, Destroyed, Lost or Stolen Notes. If: (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee and the Issuer to hold the Indenture Trustee and the Issuer, respectively, harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note (or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence), a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered (or payment made) or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.6. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.7. Payment of Principal and Interest; Defaulted Interest. (a) The A-1 Notes, A-2 Notes, A-3a Notes, A-3b Notes, A-4a Notes, A-4b Notes and Class B Notes shall accrue interest at the A-1 Note Rate, the A-2 Note Rate, the A-3a Note Rate, the A-3b Note Rate, the A-4a Note Rate, the A-4b Note Rate and the Class B Note Rate, respectively, and such interest shall be payable on each Payment Date, subject to Section 3.1. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date. However, unless Definitive Notes have been issued, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the above, the final installment of principal payable with respect to such Note (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) shall be payable as provided in clause (b)(ii). The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

         (b) (i) The principal of each Note shall be payable in installments on each Payment Date as provided in this Indenture, and except as provided below each such installment shall be due and payable only to the extent that there are funds available to make the payment in accordance with the Basic Documents. Notwithstanding the foregoing: (A) the entire Outstanding Amount of each Class of Notes shall be due and payable on the related Class Final Scheduled Maturity Date, and (B) the entire Outstanding Amount of all Classes of Notes shall be due and payable, ratably to all Noteholders, on any date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of that Class.

                  (ii) The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five Business Days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in
         Section 10.2.

         (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay, in any lawful manner, defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable interest rate from the Payment Date for which such payment is in default. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the special payment date. The Issuer shall fix or cause to be fixed any such special record date and special payment date, and, at least 15 days before any such special record date, shall mail to each Noteholder a notice that states the special record date, the special payment date and the amount of defaulted interest to be paid.

         SECTION 2.8. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.9. Release of Collateral. Subject to Section 11.1 and the Basic Documents, the Indenture Trustee shall release property from the Lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA ss.ss.314(c) and 314(d)(l), or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

         SECTION 2.10. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company (the initial Clearing Agency), or its custodian, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner of such Note will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") representing Notes have been issued to Note Owners:

                  (i) this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest on the Notes) as the authorized representative of the Note Owners;

                  (iii) to the extent that this Section conflicts with any other provisions of this Indenture, this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes (or a Class of Notes), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes (or Class of Notes) and has delivered such instructions to the Indenture Trustee.

         SECTION 2.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes have been issued to Note Owners, the Indenture Trustee shall give all such notices and communications to the Clearing Agency.

         SECTION 2.12. Definitive Notes. If: (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or a Servicer Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency has undertaken to notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute, and the Indenture Trustee shall authenticate, the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         SECTION 2.13. Tax Treatment. It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, until the Certificates are held by other than the Seller, the Trust be disregarded as an entity separate from the Seller and the Notes be treated as debt of the Seller. At such time that the Certificates are held by more than one Person, it is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for such tax purposes, the Trust be treated as a partnership and the Notes be treated as debt of the Trust. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as provided in this Section 2.13.

                                   ARTICLE III
                                    Covenants


         SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.2(c), the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Payment Date deposited therein for the benefit of the Notes pursuant to the Sale and Servicing Agreement to Holders of the Notes. Amounts properly withheld under the Code or any applicable State law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Counterparties of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3. Money for Payments To Be Held in Trust. As provided in
Section 8.2(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.2(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         On or before each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

         Any Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 6.11.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee and the Counterparties notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent; and

                  (v) comply with all requirements of the Code and any applicable State law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order, direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

         SECTION 3.5. Protection of the Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the Lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) enforce any of the Collateral; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all Persons.

The Issuer hereby designates the Indenture Trustee as its agent and attorney-in-fact to execute any financing statement, continuation statement, instrument of further assurance or other instrument required to be executed to accomplish the foregoing.

         SECTION 3.6. Opinions as to the Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the Lien and security interest created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such Lien and security interest effective.

         (b) On or before April 30 in each calendar year commencing in the calendar year 2004, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as is necessary to maintain the Lien and security interest of this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, and the execution and filing of any financing statements and continuation statements, that will, in the opinion of such counsel, be required to maintain the Lien and security interest of this Indenture until April 30 in the following calendar year.

         SECTION 3.7. Performance of Obligations; Servicing of Receivables. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee, the Counterparties and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement, the Issuer shall appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the previous Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer other than the Indenture Trustee shall: (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of receivables and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a Successor Servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In accordance with Section 8.2 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such Successor Servicer for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed to the previous Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI shall be inapplicable to the Indenture Trustee in its duties as the Successor Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become the Successor Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to act through or appoint as Servicer any one of its Affiliates; provided, that it shall be fully liable for the actions and omissions of such Affiliate in its capacity as Successor Servicer. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential in the amount of the servicer fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer under this Indenture and the transactions set forth or provided for herein, or be liable for or be required to make any servicer advances.

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

         (g) Without derogating from the absolute nature of the assignment Granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement) or the Basic Documents, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement or Case Credit and NH Credit, as applicable, under the Purchase Agreements; provided, however, that no such amendment shall:
(i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes that are required to consent to any such amendment, in either case without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

         SECTION 3.8. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, the Purchase Agreements or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any Lien (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the Lien of this Indenture not to constitute a valid first priority (other than with respect to any tax lien, mechanics' lien or other lien not considered a Lien) security interest in the Trust Estate.

         SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2003, an Officers' Certificate, substantially in the form of Exhibit B, stating that:

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officers' supervision; and

                  (ii) to the best of such Authorized Officers' knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

         SECTION 3.10. Issuer May Consolidate, etc., Only on Certain Terms.
(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                  (v) any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall: (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
         (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                  (v) any action that is necessary to maintain the Lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         SECTION 3.11. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Counterparties stating that the Issuer is to be so released.

         SECTION 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing of the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

         SECTION 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         SECTION 3.14. Servicer's Obligations. The Issuer shall cause the Servicer to comply with Sections 4.8, 4.9, 4.10, 4.11 and 5.9 of the Sale and Servicing Agreement.

         SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17. Removal of Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

         SECTION 3.18. Restricted Payments. The Issuer shall not, directly or indirectly: (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Trustee, the Certificateholders and the Administrator as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

         SECTION 3.19. Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Counterparties and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement, each default on the part of Case Credit of its obligations under the Case Purchase Agreement and each default on the part of NH Credit of its obligations under the NH Purchase Agreement.

         SECTION 3.20. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.21. Perfection Representation. The Issuer further makes all the representations, warranties and covenants set forth in Schedule P.

                                   ARTICLE IV
                           Satisfaction and Discharge


         SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Noteholders and the Counterparties as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

              (A) either:

                      (1) all Notes theretofore authenticated and delivered
              (other than: (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and
              (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                      (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                               (i) have become due and payable,

                               (ii) will become due and payable on the Final
                      Scheduled Maturity Date within one year, or

                               (iii) are to be called for redemption within one
                      year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

                  and the Issuer, in the case of clause (2)(i), (ii) or (iii), has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Scheduled Maturity Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

              (B) the Issuer has paid or caused to be paid all other sums payable hereunder (including amounts due and payable under the Interest Rate Swap Agreement) by the Issuer; and

              (C) the Issuer has delivered to the Indenture Trustee an Officers' Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or as required by law.

         SECTION 4.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V
                                    Remedies


         SECTION 5.1. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days;

                  (ii) default in the payment of the principal of any Note when the same becomes due and payable;

                  (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

                  (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) the commencement by the Issuer of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

         The Issuer shall deliver to the Indenture Trustee and the Counterparties, within five days after the Issuer or the Administrator obtains actual knowledge thereof, written notice in the form of an Officers' Certificate of any event that, with the giving of notice or the lapse of time or both, would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the Outstanding Amount, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing not less than a majority of the Outstanding Amount, by written notice to the Issuer, the Counterparties and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

              (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

              (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if an Event of Default described in Section 5.1(i) or (ii) occurs, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal at the applicable interest rate, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

         (c) In case an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee, trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law or regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or any Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, assignee, custodian, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.4. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.5):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes;

                  (iv) sell the Trust Estate, or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; and

                  (v) make demand upon the Servicer, by written notice, that the Servicer deliver to the Indenture Trustee all Receivable Files;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(i) or (ii), unless: (A) all the Noteholders consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount. In determining such sufficiency or insufficiency with respect to clauses (B) and
(C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. The Indenture Trustee shall incur no liability as a result of the sale of the Trust Estate or any part thereof at any sale pursuant to this Section 5.4 conducted in a commercially reasonable manner. Each of the Issuer and Holders hereby waives any claims against the Indenture Trustee arising by reason of the fact that the price at which the Trust Estate may have been sold at such sale was less than the price that might have been obtained, even if the Indenture Trustee accepts the first offer received and does not offer the Trust Estate to more than one offeree, so long as such sale is conducted in a commercially reasonable manner.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out such money or property in the following order:

                  First: to pay the Servicer its accrued and unpaid Servicing
          Fee;

                  Second: to the Indenture Trustee for amounts due under Section 6.7;

                  Third: to the Counterparties for due and unpaid Net Swap Payments (including interest on any overdue Net Swap Payments), if any, ratably, without preference or priority of any kind, according to the amount due under each Interest Rate Swap Agreement as Net Swap Payments (including interest on any overdue Net Swap Payments);

                  Fourth: with the same priority and ratably in proportion to the Outstanding Amount of the Class A Notes and the amounts due under clause (y) of this paragraph FOURTH, to (x) the Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest, and (y) the Counterparties to pay any Swap Termination Payments due to them under the Interest Rate Swap Agreements, ratably, without preference or priority of any kind, according to the amounts due as Swap Termination Payments under each Interest Rate Swap Agreement; provided, that if any money or property remains after making the payments required by the immediately preceding clause (x), such money or property shall used to pay any remaining Swap Termination Payments due and payable under the Interest Rate Swap Agreements before any such money or property shall be distributed pursuant to paragraphs FIFTH through EIGHTH of this
         Section 5.4(b);

                  Fifth: to Class B Noteholders for amounts due and unpaid on the Class B Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

                  Sixth: to Class A Noteholders for amounts due and unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal until such Notes are paid in full;

                  Seventh: to Class B Noteholders for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal until such Notes are paid in full;

                  Eighth: to the Issuer for distribution to the Certificateholders.

         The Indenture Trustee may fix a special record date and special payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such special record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the special record date, the special payment date and the amount to be paid.

         SECTION 5.5. Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.6. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holder(s) of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder(s) have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holder(s) of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder(s) of Notes or to obtain or to seek to obtain priority or preference over any other Holder(s) or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.7. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.8. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.9. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of Notes to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 5.11. Control by Noteholders. The Holders of not less than a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by all the Noteholders;

                  (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholder(s) not consenting to such action.

         SECTION 5.12. Waiver of Past Defaults. Prior to the time a judgment or decree for payment of money due has been obtained as described in Section 5.3, the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default: (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as

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Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to: (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder(s) holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

         SECTION 5.16. Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or to the Seller under or in connection with the Purchase Agreements in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement (or the Seller under or in connection with the Purchase Agreements) to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement or the Purchase Agreements.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Holders of not less than 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the

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

Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

         (c) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Holders of not less than 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Seller against Case Credit or NH Credit, as applicable, under or in connection with the Purchase Agreements, including the right or power to take any action to compel or secure performance or observance by Case Credit or NH Credit, as applicable, of each of its obligations to the Seller thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreements, and any right of the Seller to take such action shall be suspended.

                                  ARTICLE VI
                             The Indenture Trustee


         SECTION 6.1. Duties of the Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default actually known to a Responsible Officer:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this clause (c) does not limit the effect of clause (b) of this Section;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is

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

         conclusively determined by a court of competent jurisdiction that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the Indenture;

                  (iv) the Indenture Trustee shall not be charged with knowledge of an Event of Default or Servicer Default unless a Responsible Officer obtains actual knowledge of such event or the Indenture Trustee receives written notice of such event from the Seller, Servicer or Note Owners owning Notes aggregating not less than 10% of the Outstanding Amount of the Notes; and

                  (v) the Indenture Trustee shall have no duty to monitor the performance of the Issuer, the Trustee, the Seller or the Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Issuer, the Trustee, the Seller or the Servicer. The Indenture Trustee shall have no liability in connection with compliance of the Issuer, the Trustee, the Seller or the Servicer with statutory or regulatory requirements related to the Receivables. The Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Receivables or the validity or sufficiency of any assignment of the Receivables to the Trust Estate or the Indenture Trustee.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to clauses (a), (b), (c) and (g).

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law, this Indenture or the Sale and Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to this Section and the TIA.

         SECTION 6.2. Rights of Indenture Trustee. (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

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

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, a custodian or a nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Indenture Trustee shall not be required to make any initial or periodic examination of any files or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Issuer with its representations and warranties or for any other purpose.

         (g) In the event that the Indenture Trustee is also acting as Paying Agent or Note Registrar hereunder, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to the Indenture Trustee in its capacity as such Paying Agent or Note Registrar.

         SECTION 6.3. Individual Rights of the Indenture Trustee. The Indenture Trustee shall not, in its individual capacity, but may in a fiduciary capacity, become the owner of Notes or otherwise extend credit to the Issuer. The Indenture Trustee may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         SECTION 6.4. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for, and makes no representation as to the validity or adequacy of, this Indenture or the Notes; shall not be accountable for the Issuer's use of the proceeds from the Notes; and shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5. Notice of Defaults. If a Default occurs and is continuing and is known to a Responsible Officer, the Indenture Trustee shall mail to each Counterparty and each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders and the Counterparties.

         SECTION 6.6. Reports by Indenture Trustee to the Holders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Holder to prepare its Federal, State and other income tax returns. Within 60 days after each December 31, the Indenture Trustee shall mail to each Noteholder a brief report as of such December 31 that complies with TIA ss. 313(a) (if required by said section).

         SECTION 6.7. Compensation and Indemnity. The Issuer shall, or shall cause the Servicer to, pay to the Indenture Trustee from time to time reasonable compensation for its services as agreed to between the Issuer and the Indenture Trustee in writing. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Servicer to, reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by them in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder. The Issuer shall, or shall cause the Servicer to, defend the claim and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Servicer to, pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v), the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or similar law.

         SECTION 6.8. Replacement of the Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8. The Indenture Trustee may resign at any time by so notifying the Issuer in writing. The Holders of not less than a majority of the Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee in writing and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

               (i) the Indenture Trustee fails to comply with Section 6.11;

               (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;


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

               (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (iv) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Counterparties and the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of not less than a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee. The retiring Indenture Trustee shall have no liability for any act or omission by any successor Trustee.

         SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide the Rating Agencies, the Counterparties and the Issuer prompt written notice of any such transaction following the consummation thereof; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

         In case at the time such successor(s) by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates of authentication shall have the full force and effect to the same extent given to the certificate of authentication of the Indenture Trustee anywhere in the Notes or in this Indenture.

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

         SECTION 6.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Person(s) to act as co-trustee(s), or separate trustee(s), of all or any part of the Trust Estate, and to vest in such Person(s), in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act(s) are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act(s), in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove, in its sole discretion, any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) The Indenture Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.

         SECTION 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a) and, upon Issuer Order, Section 26(a)(1) of the Investment Company Act of 1940, as amended. The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term senior, unsecured debt rating of "Baa3" or better by Moody's (or, if not rated by Moody's, a comparable rating by another statistical rating agency). The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture(s) under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         If a default occurs under this Indenture, and the Indenture Trustee is deemed to have a conflicting interest as a result of acting as trustee for both the Class A Notes and the Class B Notes, a successor Indenture Trustee shall be appointed for one or both of such Classes, so that there will be separate Indenture Trustees for the Class A Notes and the Class B Notes. No such event shall alter the voting rights of the Class A Noteholders or the Class B Noteholders under this Indenture or any other Basic Document. However, so long as any amounts remain unpaid with respect to the Class A Notes, only the Indenture Trustee for the Class A Noteholders will have the right to exercise remedies under this Indenture (but subject to the express provisions of Section
5.4 and to the right of the Class B Noteholders to receive their share of any proceeds of enforcement, subject to the subordination of the Class B Notes to the Class A Notes as described herein). Upon repayment of the Class A Notes in full, all rights to exercise remedies under the Indenture will transfer to the Indenture Trustee for the Class B Notes.

         In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein the each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the retiring Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

         SECTION 6.12. Preferential Collection of Claims Against the Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         SECTION 6.13. Representations and Warranties. The Indenture Trustee hereby represents that:


         (a) the Indenture Trustee is duly organized and validly existing as a New York banking corporation in good standing under the laws of the State of New York with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

         (b) the Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

         (c) the consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles association or bylaws of the Indenture Trustee or any material agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

         (d) to best of the Indenture Trustee's knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                                  ARTICLE VII
                        Noteholders' Lists and Reports


         SECTION 7.1. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture
Trustee: (a) not more than five days after the earlier of: (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the

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Indenture Trustee may request in writing, within 30 days after receipt by the
Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         SECTION 7.2. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

         (b) Three or more Noteholders, or one or more Holder(s) of Notes evidencing at least 25% of the Outstanding Amount of the Notes, may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

         SECTION 7.3.  Reports by Issuer.  (a)   The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture (with a copy of any such filings being delivered promptly to the Indenture Trustee); and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) as may be required by the rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         SECTION 7.4. In no event shall the Indenture Trustee or any agent of the Indenture Trustee be obligated or responsible for preparing, executing, filing or delivering in respect of the Trust Estate or on behalf of another person, either (A) any report or filing required or permitted by the SEC to be prepared, executed, filed or delivered by or in respect of the Trust Estate or another person, or (B) any certification in respect of any such report or filing.

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                                  ARTICLE VIII
                      Accounts, Disbursements and Releases
         SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral and the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in
Article V.

         SECTION 8.2. Trust Accounts. (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders, the Certificateholders and the Counterparties, the Trust Accounts as provided in Section 5.1 of the Sale and Servicing Agreement.

         (b) On or before each Payment Date, the Total Distribution Amount with respect to the preceding Collection Period will be deposited in the Collection Account as provided in Section 5.2 of the Sale and Servicing Agreement. On or before each Payment Date, the Noteholders' Distributable Amount with respect to the preceding Collection Period will be transferred to the Note Distribution Account as provided in Sections 5.5 and 5.6 of the Sale and Servicing Agreement.

         (c) On each Payment Date and Redemption Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders and Counterparties in the following amounts and in the following order of priority (except as otherwise provided in Section 5.4(b)):

                  (i) to the Counterparties for due and unpaid Net Swap Payments (including interest on any overdue Net Swap Payments), if any, ratably, without preference or priority of any kind, according to the amount due under each Interest Rate Swap Agreement as Net Swap Payments (including interest on any overdue Net Swap Payments);

                  (ii) with the same priority and ratably in proportion to the Outstanding Amount of the Class A Notes and the amounts due under clause (y) of this Section 8.2(c)(ii), to (x) the Class A Noteholders, the Class Interest Amount for each Class of Class A Notes; provided, that if there are not sufficient funds in the Note Distribution Account to pay the entire amount of accrued and unpaid interest then due on such Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest on such Notes pro rata on the basis of the total such interest due on such Notes, and (y) the Counterparties, any Class A Swap Termination Payments due to them under the Class A Swap Agreements, ratably, without preference or priority of any kind, according to the amounts due as Class A Swap Termination

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

         Payments under each Class A Swap Agreement; provided, that if any money or property remains after making the payments required by the immediately preceding clause (x), such money or property shall be used to pay any remaining Class A Swap Termination Payments due and payable under the Class A Swap Agreements before any such money or property shall be distributed pursuant to Sections 8.2(c)(iii) through (vi);

                  (iii) to the Class B Noteholders, the Class Interest Amount for the Class B Notes;

                  (iv) to the Class A Noteholders, the Class Principal Distributable Amount for each Class of Class A Notes in the following priority: (A) A-1 Notes, (B) A-2 Notes, (C) A-3a Notes and A-3b Notes (pro rata based on the Outstanding Amount of A-3a Notes and A-3b Notes) and (D) A-4a Notes and A-4b Notes (pro rata based on the Outstanding Amount of A-4a Notes and A-4b Notes) (provided that after an Event of Default and acceleration of the Notes (and, if any Notes remain outstanding, on and after the Final Scheduled Maturity Date), amounts available for distribution pursuant to this clause (iv) shall be paid to all Holders of Class A Notes ratably according to the amounts due and payable on the Class A Notes for principal until paid in full);

                  (v) to the Class B Noteholders, the Class B Noteholders' Monthly Principal Distributable Amount; and

                  (vi) thereafter, any excess shall be deposited in the Certificate Distribution Account.

         (d) On the A-1 Note Final Scheduled Maturity Date, the Indenture Trustee shall distribute to the Class A-1 Noteholders, from the amount available in the Note Distribution Account, an amount equal to the sum of (i) the aggregate accrued and unpaid interest on the Class A-1 Notes as of the A-1 Note Final Scheduled Maturity Date, and (ii) the amount necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero.

         SECTION 8.3. General Provisions Regarding Accounts. (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuer Order, subject to the provisions of Section 5.1(b) of the Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss or expenses resulting from such investments shall be charged to such account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel to such effect.

         (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable for the selection of Eligible Investments or by reason of any

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

insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (c) If: (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m. (New York City time) (or such other time as may be agreed by the Issuer and the Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.4(b) as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in the Eligible Investments identified in clause (d) of the definition of Eligible Investments.

         SECTION 8.4. Release of Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the Lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this paragraph only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

         SECTION 8.5. Opinion of Counsel. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action. Notwithstanding anything herein to the contrary, any such Opinion of Counsel shall include each Counterparty as an addressee thereof.

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

                                  ARTICLE IX
                            Supplemental Indentures


         SECTION 9.1. Supplemental Indentures Without Consent of Noteholders.
(a) Without the consent of the Holders of Notes but with prior written notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to replace the Spread Account with another form of credit enhancement; provided, the Rating Agency Condition is satisfied;

                  (vi) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially adversely affect the interests of the Holders of Notes;

                  (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor or additional trustee with respect to the Notes or any class thereof and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                  (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

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

         The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, without the consent of any of the Holders of Notes but with prior written notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto to cure any ambiguity, to correct or supplement any provisions in this Indenture or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         SECTION 9.2. Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with prior written notice to the Rating Agencies and with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to the payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (ii) reduce the percentage of the Outstanding Amount, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of "Outstanding";

                  (iv) reduce the percentage of the Outstanding Amount required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

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

                  (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                  (vii) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive any Holder of Notes of the security provided by the Lien of this Indenture.

         It shall not be necessary for any Act of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Indenture or in any other Basic Document) and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may provide.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and, subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         SECTION 9.6. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X
                              Redemption of Notes


         SECTION 10.1. Redemption. (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Payment Date on which the Servicer exercises its option to purchase the Trust Estate pursuant to said
Section 9.1(a), for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer shall furnish the Rating Agencies notice of such redemption. If such Notes are to be redeemed pursuant to this Section 10.1, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 25 days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed.

         (b)  Reserved.

         SECTION 10.2. Form of Redemption Notice. Notice of redemption under
Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five Business Days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

         All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price;

                  (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

                  (iv) CUSIP numbers.

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         SECTION 10.3. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption pursuant to this Article, become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                  ARTICLE XI
                                 Miscellaneous


         SECTION 11.1. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under this Indenture, the Issuer shall furnish to the Indenture Trustee: (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with,
(ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (w) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (x) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (y) a statement that, in the opinion of each such signatory, such signatory has made (or has caused to be made) such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (z) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate described in clause (i), the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the Collateral or other property or securities to be so deposited and of all other such Collateral or other property or securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any Collateral or other property or securities so deposited if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                  (iii) Other than with respect to property as contemplated by clause (v), whenever any Collateral or other property or securities are to be released from the Lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the Collateral or other property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value to the Issuer of the Collateral or other property or securities and of all other property, other than property as contemplated by clause (v), or securities released from the Lien of this Indenture since the commencement of the then-current fiscal year, as set forth in the certificates required by clause (iii) and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of Collateral or other property or securities if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                  (v) Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section: (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Equipment as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing June 2004, an Officers' Certificate of the Issuer stating that all such dispositions of Collateral that occurred since the execution of the previous such Officers' Certificate (or for the first such Officers' Certificate, since the Closing Date) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

         SECTION 11.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to the matters upon which his certificate or opinion is based is/are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, as applicable, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to such matters is/are erroneous.

         Where any Person is required or permitted to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application, certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instrument(s) of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument(s) are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument(s) (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument(s). Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or Act by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof, in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4. Notices, etc., to the Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders, or other documents provided or permitted by this Indenture, shall be in writing and, if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                  (a) the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

                  (b) the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: CNH Equipment Trust 2003-A, in care of The Bank of New York, 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust Administration - Asset Backed Finance Unit, and to Case Credit Corporation, as Administrator, 233 Lake Avenue, Racine, Wisconsin 53403, Attention: Treasurer, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Counterparties, or

                  (c) the Counterparties by the Issuer or the Indenture Trustee, shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, hand delivered or sent by overnight courier service or by telecopy in legible form to the Counterparties addressed to: Bank of America, N.A., 100 N. Tryon Street, NC 1-007-13-01, Charlotte, North Carolina 28255, Attn: Capital Markets Documentation, or at any other address previously furnished in writing to the Issuer or the Indenture Trustee by the applicable Counterparty.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to their respective addresses set forth in Section 10.3 of the Sale and Servicing Agreement.

         SECTION 11.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture or the Notes for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

         SECTION 11.10. Severability. Any provision of this Indenture or the Notes that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of the Notes, as applicable, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, any other party secured hereunder and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.13. Governing Law. This Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 11.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15. Recording of Indenture. If this Indenture is subject to recording in any public recording offices, such recording is to be effected by the Issuer and, at its expense, accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, officer, director, employee or agent of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any owner of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or (c) of any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Trustee shall be subject to, and entitled to the benefits of, Articles VI, VII and VIII of the Trust Agreement.

         SECTION 11.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or solicit or join or cooperate with or encourage any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. The foregoing shall not limit the rights of the Indenture Trustee to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Issuer by any Person other than the Indenture Trustee.

         SECTION 11.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information; provided, however, that the foregoing shall not be construed to prohibit: (i) disclosure of any and all information that is or becomes publicly know, or information obtained by the Indenture Trustee from sources other than the Issuer or Servicer, (ii) disclosure of any and all information: (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory or self-regulatory body having or claiming authority to regulate or oversee any aspects of the Indenture Trustee's business or that of its Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee or an Affiliate or any officer, director, employee or shareholder thereof is subject, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Indenture and approved in advance by the Issuer or (E) to any Affiliate, independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same; provided, that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed and such recipient agrees to keep such information confidential, (iii) any other disclosure authorized by the Issuer or the Servicer or (iv) disclosure to the other parties to the transactions contemplated by the Basic Documents.

         SECTION 11.19. Subordination. Issuer and each Noteholder by accepting a Note acknowledge and agree that such Note represents indebtedness of Issuer and does not represent an interest in any assets (other than the Trust Estate) of CNHCR (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Estate and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent CNHCR enters into other securitization transactions, Issuer as well as each Noteholder by accepting a Note acknowledge and agree that it shall have no right, title or interest in or to any assets (or interests therein) (other than Trust Estate) conveyed or purported to be conveyed by CNHCR to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this subsection, Issuer or any Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through CNHCR or any other Person owned by CNHCR, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through CNHCR or any other Person owned by CNHCR, then Issuer and each Noteholder by accepting a Note further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of CNHCR which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against CNHCR or any other Person owned by CNHCR), including, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.19 and the terms of this Section 11.19 may be enforced by an action for specific performance.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers duly authorized as of the day and year first above written.

                  CNH EQUIPMENT TRUST 2003-A;

                  By:  THE BANK OF NEW YORK,
                       not in its individual capacity but solely as Trustee


                  By:
                      -----------------------------------------------------
                      Name:
                      Title:


                  JPMORGAN CHASE BANK,
                   not in its individual capacity but solely as Indenture Trustee


                  By:  /s/ Joseph M. Costantino
                      -----------------------------------------------------
                      Name:
                      Title:

                                                                  EXHIBIT A-1
                                                                 to Indenture



                                FORM OF A-1 NOTES
                                -----------------

REGISTERED                                                        $228,000,0001
No. R-1                                                     CUSIP NO. 12613XBH3


         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          CNH EQUIPMENT TRUST 2003-A

                     1.2625% CLASS A-1 ASSET BACKED NOTES

         CNH Equipment Trust 2003-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED TWENTY-EIGHT MILLION DOLLARS ($228,000,000), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-1 Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the June 11, 2004 Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof.


_________________________
1 Denominations of $1,000 and in greater whole-dollar denominatioins in excess thereof.

Interest will be computed on the basis of a 360-day year of actual days. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  May 22, 2003

                        CNH Equipment Trust 2003-A

                        By:  THE BANK OF NEW YORK,
                             not in its individual capacity but solely
                             as Trustee under the Trust Agreement


                        By: ____________________________________
                            Name:_______________________________
                            Title_______________________________

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  May 22, 2003




                         JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee


                         By: _______________________________________
                             Authorized Signatory

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 1.2625% Class A-1 Asset Backed Notes (herein called the "A-1 Notes" or the "Notes"), all issued under an Indenture dated as of May 1, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and JPMorgan Chase Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Notes, the A-2 Notes, the A-3a Notes, the A-3a Notes, the A-4a Notes and the A-4b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest at the A-1 Note Rate to the extent lawful.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as indebtedness of the Trust. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Trust.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States

Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a)
(i)an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each a "Benefit Plan") or
(b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither JPMorgan Chase Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

             ----------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints -----------------, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:--------------               --------------------------------*/
                                                                    -
                                   Signature Guaranteed:





-----------------------------------------------------
                                   Signatures must be guaranteed by an
                                   "eligible guarantor institution"
                                   meeting the requirements of the Note
                                   Registrar, which requirements
                                   include membership or participation
                                   in STAMP or such other "signature
                                   guarantee program" as may be
                                   determined by the Note Registrar in
                                   addition to, or in substitution for,
                                   STAMP, all in accordance with the
                                   Securities Exchange Act of 1934, as
                                   amended.


---------------------

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                    EXHIBIT A-2
                                                                   to Indenture



                               FORM OF A-2 NOTES
                               -----------------

REGISTERED                                                      $251,000,000 1/
No. R-1                                                     CUSIP NO. 12613XBJ9


         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          CNH EQUIPMENT TRUST 2003-A

                     1.4600% CLASS A-2 ASSET BACKED NOTES

         CNH Equipment Trust 2003-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED FIFTY-ONE MILLION DOLLARS ($251,000,000), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-2 Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the February 15, 2006 Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Except as provided in Section 5.4 of the Indenture, no payments of principal of the Notes will be made until the principal of the A-1 Notes has been paid in full. The Issuer will pay interest on this Note at the A-2 Note Rate, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on

-----------------------
1/ Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  May 22, 2003

                         CNH Equipment Trust 2003-A

                         By:  THE BANK OF NEW YORK,
                              not in its individual capacity but solely as
                              Trustee under the Trust Agreement


                         By: ______________________________________
                             Name:_________________________________
                             Title_________________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  May 22, 2003




                            JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee


                            By: __________________________________
                                Authorized Signatory

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating 1.4600% Class A-2 Asset Backed Notes (herein called the "A-2 Notes" or the "Notes"), all issued under an Indenture dated as of May 1, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and JPMorgan Chase Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Notes, the A-1 Notes, the A-3a Notes, the A-3b Notes, the A-4a Notes and the A-4b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest at the A-2 Note Rate to the extent lawful.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as indebtedness of the Trust. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Trust.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States

Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a)
(i)an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each a "Benefit Plan") or
(b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither JPMorgan Chase Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

----------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

----------------------------------------------------------------------------
                      (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ---------------------_, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________                ______________________________*/
                                                                     -

                                       Signature Guaranteed:





-------------------------------------------------
                                      Signatures must be guaranteed by an
                                      "eligible guarantor institution"
                                      meeting the requirements of the Note
                                      Registrar, which requirements
                                      include membership or participation
                                      in STAMP or such other "signature
                                      guarantee program" as may be
                                      determined by the Note Registrar in
                                      addition to, or in substitution for,
                                      STAMP, all in accordance with the
                                      Securities Exchange Act of 1934, as
                                      amended.


-------------------------

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

13070283 03124743

                                                                  EXHIBIT A-3a
                                                                  to Indenture



                               FORM OF A-3a NOTES
                               ------------------
REGISTERED                                                      $150,000,000 /1
No. R-1                                                     CUSIP NO. 12613XBK6


         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          CNH EQUIPMENT TRUST 2003-A

                  FLOATING RATE CLASS A-3a ASSET BACKED NOTES

         CNH Equipment Trust 2003-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-3a Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the July 16, 2007 Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Except as provided in Section 5.4 of the Indenture, no payments of principal of the Notes will be made until the principal of the A-1 Notes and the A-2 Notes has been paid in full. The Issuer will pay interest on this Note at the A-3a Note Rate, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof.



-----------------------
1/ Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

Interest will be computed on the basis of a 360-day year and actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  May 22, 2003

                            CNH EQUIPMENT TRUST 2003-A

                            BY:  THE BANK OF NEW YORK,
                                 not in its individual capacity but solely
                                 as Trustee under the Trust Agreement


                            By: ___________________________________
                                Name:______________________________
                                Title:_____________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  May 22, 2003




                        JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee


                        By: __________________________________
                            Authorized Signatory

                               [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-3a Asset Backed Notes (herein called the "A-3a Notes" or the "Notes"), all issued under an Indenture dated as of May 1, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and JPMorgan Chase Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Notes, the A-1 Notes, the A-2 Notes , the A-3b Notes, the A-4a Notes and the A-4b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest at the A-3a, Note Rate to the extent lawful.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as indebtedness of the Trust. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Trust.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States

Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a)
(i)an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each a "Benefit Plan") or
(b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither JPMorgan Chase Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints-------------------, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:----------------      -------------------------------------------   */
                                                                          -
                            Signature Guaranteed:





---------------------------------------
                            Signatures must be guaranteed by an
                            "eligible guarantor institution"
                            meeting the requirements of the Note
                            Registrar, which requirements
                            include membership or participation
                            in STAMP or such other "signature
                            guarantee program" as may be
                            determined by the Note Registrar in
                            addition to, or in substitution for,
                            STAMP, all in accordance with the
                            Securities Exchange Act of 1934, as
                            amended.


------------------------------------

*/    NOTE: The signature to this assignment must correspond with the name of
- the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                  EXHIBIT A-3b
                                                                  to Indenture



                               FORM OF A-3b NOTES
                               ------------------
REGISTERED                                                      $108,000,000 /1
No. R-1                                                     CUSIP NO. 12613XBL4


         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          CNH EQUIPMENT TRUST 2003-A

                     1.8900% CLASS A-3b ASSET BACKED NOTES

         CNH Equipment Trust 2003-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED EIGHT MILLION ($108,000,000), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-2 Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the July 16, 2007 Payment Date and the Redemption Date, if any, pursuant to
Section 10.1(a) of the Indenture. Except as provided in Section 5.4 of the Indenture, no payments of principal of the Notes will be made until the principal of the A-1 Notes and the A-2 Notes has been paid in full. The Issuer will pay interest on this Note at the A-3b Note Rate, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof.


-----------------------
1/ Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  May 22, 2003

                            CNH Equipment Trust 2003-A

                            By:  THE BANK OF NEW YORK,
                                 not in its individual capacity but solely
                                 as Trustee under the Trust Agreement


                            By: _____________________________________
                                Name:________________________________
                                Title________________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  May 22, 2003




                            JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee


                             By: _________________________________
                                 Authorized Signatory

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating 1.8900% Class A-3b Asset Backed Notes (herein called the "A-3b Notes" or the "Notes"), all issued under an Indenture dated as of May 1, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and JPMorgan Chase Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Notes, the A-1 Notes, the A-2 Notes, the A-3a Notes, the A-4a Notes and the A-4b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest at the A-2 Note Rate to the extent lawful.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as indebtedness of the Trust. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Trust.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States

Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a)
(i)an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each a "Benefit Plan") or
(b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither JPMorgan Chase Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

--------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________________        ________________________________*/
                                                                            -

                                            Signature Guaranteed:





---------------------------------------------------------
                                            Signatures must be guaranteed by an
                                            "eligible guarantor institution"
                                            meeting the requirements of the Note
                                            Registrar, which requirements
                                            include membership or participation
                                            in STAMP or such other "signature
                                            guarantee program" as may be
                                            determined by the Note Registrar in
                                            addition to, or in substitution for,
                                            STAMP, all in accordance with the
                                            Securities Exchange Act of 1934, as
                                            amended.


-------------------------

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                   EXHIBIT A-4a
                                                                   to Indenture



                               FORM OF A-4a NOTES
                               ------------------
REGISTERED                                                      $107,000,000 /1
No. R-1                                                     CUSIP NO. 12613XBM2


         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          CNH EQUIPMENT TRUST 2003-A

                  FLOATING RATE CLASS A-4a ASSET BACKED NOTES

         CNH Equipment Trust 2003-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED SEVEN MILLION DOLLARS ($107,000,000), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-4A Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the September 15, 2009 Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Except as provided in Section 5.4 of the Indenture, no payments of principal of the Notes will be made until the principal of the A-1 Notes, the A-2 Notes, the A-3a Notes and the A-3b Notes has been paid in full. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in
Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but


-----------------------
1/ Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on the basis of a 360-day year and actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  May 22, 2003

                            CNH EQUIPMENT TRUST 2003-A

                            BY:  THE BANK OF NEW YORK,
                                 not in its individual capacity but solely
                                 as Trustee under the Trust Agreement


                            By: __________________________________
                                Name:_____________________________
                                Title:____________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  May 22, 2003




                            JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee

                             By: __________________________________
                                 Authorized Signatory

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-4a Asset Backed Notes (herein called the "A-4a Notes" or the "Notes"), all issued under an Indenture dated as of May 1, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and JPMorgan Chase Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Notes, the A-1 Notes, the A-2 Notes, the A-3a Notes, the A-3b Notes and the A-4b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest at the A-4a Note Rate to the extent lawful.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as indebtedness of the Trust. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Trust.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a)
(i)an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each a "Benefit Plan") or
(b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither JPMorgan Chase Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

------------------------------------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints---------------, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_________________       ______________________________________*/
                                                                    -

                              Signature Guaranteed:





--------------------------------------------------------------
                              Signatures must be guaranteed by an
                              "eligible guarantor institution"
                              meeting the requirements of the Note
                              Registrar, which requirements
                              include membership or participation
                              in STAMP or such other "signature
                              guarantee program" as may be
                              determined by the Note Registrar in
                              addition to, or in substitution for,
                              STAMP, all in accordance with the
                              Securities Exchange Act of 1934, as
                              amended.





------------------------------------

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                   EXHIBIT A-4b
                                                                   to Indenture



                               FORM OF A-4b NOTES
                               ------------------
REGISTERED                                                       $96,000,000 /1
No. R-1                                                     CUSIP NO. 12613XBN0


         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          CNH EQUIPMENT TRUST 2003-A

                     2.5700% CLASS A-4b ASSET BACKED NOTES

         CNH Equipment Trust 2003-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of NINETY-SIX MILLION DOLLARS ($96,000,000), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the A-4b Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the September 15, 2009 Payment Date and the Redemption Date, if any, pursuant to
Section 10.1(a) of the Indenture. Except as provided in Section 5.4 of the Indenture, no payments of principal of the Notes will be made until the principal of the A-1 Notes, A-2 Notes, A-3a Notes and A-3b Notes have been paid in full. The Issuer will pay interest on this Note at the A-4b Note Rate, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding the then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on the basis of a 360-day year consisting

-----------------------
1/ Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  May 22, 2003

                            CNH Equipment Trust 2003-A

                            By:  THE BANK OF NEW YORK,
                                 not in its individual capacity but solely
                                 as Trustee under the Trust Agreement


                            By: _______________________________
                                Name:__________________________
                                Title__________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  May 22, 2003




                               JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee


                               By: _________________________________
                                   Authorized Signatory

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating 2.5700% Class A-4b Asset Backed Notes (herein called the "A-4b Notes" or the "Notes"), all issued under an Indenture dated as of May 1, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and JPMorgan Chase Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Notes, the A-1 Notes, the A-2 Notes, the A-3a Notes, A-3b Notes and the A-4a Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest at the A-4b Note Rate to the extent lawful.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as indebtedness of the Trust. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Trust.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States

Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a)
(i)an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each a "Benefit Plan") or
(b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither JPMorgan Chase Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________________        _________________________________*/
                                                                             -

                                            Signature Guaranteed:





---------------------------------------------------------
                                            Signatures must be guaranteed by an
                                            "eligible guarantor institution"
                                            meeting the requirements of the Note
                                            Registrar, which requirements
                                            include membership or participation
                                            in STAMP or such other "signature
                                            guarantee program" as may be
                                            determined by the Note Registrar in
                                            addition to, or in substitution for,
                                            STAMP, all in accordance with the
                                            Securities Exchange Act of 1934, as
                                            amended.


-------------------------

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                    EXHIBIT A-5
                                                                   to Indenture



                              FORM OF CLASS B NOTES
                              ---------------------

REGISTERED                                                       $32,500,000 /1
No. R-1                                                     CUSIP NO. 12613XBP5


         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                          CNH EQUIPMENT TRUST 2003-A

                      3.1300% CLASS B ASSET BACKED NOTES

         CNH Equipment Trust 2003-A, a trust organized and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THIRTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($32,500,000), partially payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the November 15, 2010 Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. No payments of principal of the Notes will be made on any Payment Date until the principal of the A-1 Notes, A-2 Notes, A-3a Notes, the A-3b Notes, the A-4a Notes and A-4b Notes due on that Payment Date has been paid in full. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding

-----------------------
1/ Denominations of $1,000 and in greater whole-dollar denominations in excess thereof.

the then current Payment Date or, if no interest has yet been paid, from the date hereof. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  May 22, 2003




                            CNH EQUIPMENT TRUST 2003-A

                            BY:  THE BANK OF NEW YORK,
                                 not in its individual capacity but solely
                                 as Trustee under the Trust Agreement


                            By: _____________________________________
                                Name:________________________________
                                Title:_______________________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Dated:  May 22, 2003

                            JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee

                            By: ___________________________________
                                Authorized Signatory

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 3.1300% Class B Asset Backed Notes (herein called the "Class B Notes" or the "Notes"), all issued under an Indenture dated as of May 1, 2003 (such Indenture, as supplemented or amended, is herein called the "Indenture") between the Issuer and JPMorgan Chase Bank, not in its individual capacity but solely as trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture, but the interest of the Class B Noteholders in such collateral is subordinated and second to the rights of the Class A Noteholders.

         The Issuer shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of (c) any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Seller, the Servicer, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes qualify as indebtedness of the Trust. Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, agrees to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Trust.

         Each Noteholder or Note Owner, by acceptance of a Note, or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States

Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder or Note Owner, by acceptance of a Note, or in the case of Note Owner, a beneficial interest in the Note, represents that either (a)
(i)an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each a "Benefit Plan") or
(b) the purchase and holding of the Note, or a beneficial interest therein, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither JPMorgan Chase Bank, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Indenture Trustee for the sole purposes of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof, and each Note Owner by the acceptance of a beneficial interest herein, each agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder and Note Owner shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ----------------, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________           _______________________________________________*/
                                                                             -

                              Signature Guaranteed:





--------------------------------------------------------------
                              Signatures must be guaranteed by an
                              "eligible guarantor institution"
                              meeting the requirements of the Note
                              Registrar, which requirements
                              include membership or participation
                              in STAMP or such other "signature
                              guarantee program" as may be
                              determined by the Note Registrar in
                              addition to, or in substitution for,
                              STAMP, all in accordance with the
                              Securities Exchange Act of 1934, as
                              amended.





------------------------------------

*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.

                                                                      EXHIBIT B
                                                                   to Indenture



                   FORM OF SECTION 3.9 OFFICERS' CERTIFICATE
                   -----------------------------------------


----------------, ----------


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004

         Pursuant to Section 3.9 of the Indenture, dated as of May 1, 2003 (the "Indenture") between CNH Equipment Trust 2003-A (the "Issuer") and JPMorgan Chase Bank, as Indenture Trustee, the undersigned hereby certify that:

                  (a) a review of the activities of the Issuer during the previous fiscal year and of performance under the Indenture has been made under the supervision of the undersigned; and

                  (b) to the best knowledge of the undersigned, based on such review, the Issuer has complied with all conditions and covenants under the Indenture throughout such year. [or, if there has been a default in the compliance of any such condition or covenant, this certificate is to specify each such default known to the undersigned and the nature and status thereof]

                                    CNH EQUIPMENT TRUST 2003-A

                                    By: __________________________________
                                        Name:_____________________________
                                        Title:____________________________


                                    By: __________________________________
                                        Name:_____________________________
                                        Title:____________________________

                                   Schedule P

         1. General. The Indenture creates, or with respect to the Receivables that are Subsequent Receivables upon the transfer of such Subsequent Receivables pursuant to the Subsequent Transfer Assignment will create, a valid and continuing security interest (as defined in the applicable UCC) in all of the Issuer's right, title and interest in, to and under (i) the Receivables,
(ii) the Liquidity Receivables Purchase Agreements (only with respect to Case Owned Contracts and NH Owned Contracts), (iii) the Sale and Servicing Agreement (including all rights of the Seller under the Liquidity Receivables Purchase Agreement and the Purchase Agreements assigned to the Issuer pursuant to the Sale and Servicing Agreement and (iv) each Interest Rate Swap Agreement, in each case, in favor of the Indenture Trustee, which, (a) security interest is enforceable upon execution of the Indenture against creditors of and purchasers from the Issuer, as such enforceability may be limited by applicable Debtor Relief Laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) upon filing of the financing statements described in clause 4 below will be prior to all other Liens.

         2. Characterization. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102. The rights granted under the agreements described in clause 1 (ii) through (iv) constitute "general intangibles" within the meaning of UCC Section 9-102. The Issuer has taken all steps necessary to perfect its security interest in the property securing the Receivables.

         3. Creation. Immediately prior to the grant to the Indenture Trustee pursuant to the Indenture, the Issuer owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person.

         4. _Perfection. The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Receivables. With respect to the Collateral that constitutes tangible chattel paper, the Servicer or a Subservicer, as custodian, received possession of such tangible chattel paper after the Indenture Trustee received a written acknowledgment from such custodian that it is acting solely as agent of the Indenture Trustee. All financing statements filed under this clause 4 contain a statement that "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party".

         5. Priority. Other than the security interest granted to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement (i) relating to the security interest granted to the Indenture Trustee under the Indenture, (ii) that has been terminated, or (iii) that has been granted pursuant to the terms of the Basic Documents. None of the tangible chattel paper that constitutes or evidences the Collateral has any marks or notations indicating that they have pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. The Issuer is not aware of any judgment, ERISA or tax lien filings against it.

         6. Survival of Perfection Representations. Notwithstanding any other provision of the Indenture or any other Basic Document, the Perfection Representations contained in this Schedule P shall be continuing, and remain in full force and effect.

         7. No Waiver. The parties to the Indenture: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes, waive any of the representations and warranties in this Schedule P (the "Perfection Representations"); (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

         8. Servicer to Maintain Perfection and Priority. The Servicer covenants that, in order to evidence the interests of Issuer and the Indenture Trustee under this Agreement, Servicer shall take such action, or execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by Issuer) to maintain and perfect, as a first priority interest, the Indenture Trustee's security interest in the Receivables. Servicer shall, from time to time and within the time limits established by law, prepare and present to the Indenture Trustee for the Indenture Trustee to authorize (based in reliance on the Opinion of Counsel hereinafter provided for) the Servicer to file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee's security interest in the Receivables as a first-priority interest (each a "Filing"). Servicer shall present each such Filing to the Indenture Trustee together with
(x) an Opinion of Counsel to the effect that such Filing is (i) consistent with grant of the security interest to the Indenture Trustee pursuant to the Granting Clause of this Agreement, (ii) satisfies all requirements and conditions to such Filing in this Agreement and (iii) satisfies the requirements for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Indenture Trustee's signature. Upon receipt of such Opinion of Counsel and form of authorization, Issuer shall promptly authorize in writing Servicer to, and Servicer shall, effect such Filing under the Uniform Commercial Code without the signature of the Indenture Trustee or Issuer where allowed by applicable law. Notwithstanding anything else in the Indenture to the contrary, the Servicer shall not have any authority to effect a Filing without obtaining written authorization from the Issuer in accordance with this paragraph (c).

                                   APPENDIX A

                                   Definitions

         "A-1 Note" means any of the Issuer's 1.26250% Class A-1 Asset Backed Notes.

         "A-1 Note Final Scheduled Maturity Date" means June 11, 2004.

         "A-1 Note Rate" means 1.26250% per annum, computed on the basis of the actual number of days in that Interest Period and a year of 360 days.

         "A-1 Noteholders" means the holders of record of the A-1 Notes.

         "A-2 Note" means any of the Issuer's 1.46000% Class A-2 Asset Backed Notes.

         "A-2 Note Final Scheduled Maturity Date" means the February 15, 2006 Payment Date.

         "A-2 Note Rate" means 1.46000% per annum, computed on the basis of a 360-day year of twelve 30-day months.

         "A-2 Noteholders" means the holders of record of the A-2 Notes.

         "A-3a Note" means any of the Issuer's Floating Rate Class A-3a Asset Backed Notes.

         "A-3a Note Final Scheduled Maturity Date" means the July 16, 2007 Payment Date.

         "A-3a Note Rate" means, for each Interest Period, a rate per annum equal to One-Month LIBOR for that Interest Period plus 0.18% per annum, computed on the basis of the actual number of days in that Interest Period and a year of 360 days.

         "A-3a Noteholders" means the holders of record of the A-3a Notes.

         "A-3b Note" means any of the Issuer's 1.89000% Class A-3b Asset Backed Notes.

         "A-3b Note Final Scheduled Maturity Date" means the July 16, 2007 Payment Date.

         "A-3b Note Rate" means 1.89000% per annum, computed on the basis of a 360-day year of twelve 30-day months.

         "A-3b Noteholders" means the holders of record of the A-3b Notes.

         "A-4a Note" means any of the Issuer's Floating Rate Class A-4a Asset Backed Notes.

         "A-4a Note Final Scheduled Maturity Date" means the September 15, 2009 Payment Date.

         "A-4a Note Rate" means, for each Interest Period, a rate per annum equal to One-Month LIBOR for that Interest Period plus 0.28% per annum, computed on the basis of the actual number of days in that Interest Period and a year of 360 days.

         "A-4a Noteholders" means the holders of record of the A-4a Notes.

         "A-4b Note" means any of the Issuer's 2.57000% Class A-4b Asset Backed Notes.

         "A-4b Note Final Scheduled Maturity Date" means the September 15, 2009 Payment Date.

         "A-4b Note Rate" means 2.57000% per annum, computed on the basis of a 360-day year of twelve 30-day months.

         "A-4b Noteholders" means the holders of record of the A-4b Notes.

         "Act" is defined in Section 11.3(a) of the Indenture.

         "Administration Agreement" means the Administration Agreement dated as of May 1, 2003 among the Administrator, the Issuer and the Indenture Trustee.

         "Administration Fee" means the fee payable to the Administrator pursuant to Section 3 of the Administration Agreement.

         "Administrator" means Case Credit Corporation, a Delaware corporation, or any successor Administrator under the Administration Agreement.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The term "Affiliated" has a correlative meaning.

         "Amount Financed" with respect to a Receivable means the amount advanced under such Receivable toward the purchase price of the Financed Equipment and any related costs, including the Termination Value, and any insurance financed thereby.

         "Annual Percentage Rate" or "APR" of a Receivable means, with respect to a Retail Installment Contract, the annual rate of finance charges stated in the related Contract and, with respect to a Lease, the implicit annual rate of finance charges used to determine the periodic rental payments stated in the related Contract, adjusted to reflect an annual yield, compounded monthly.

         "Asset Balance" means, for any Payment Date, the sum of the Pool Balance and any amounts on deposit in the Pre-Funding Account, in each case as the end of the immediately preceding Collection Period. For purposes of the calculation of any amount on deposit in the Pre-Funding Account on any Payment Date, any amount in the Pre-Funding Account that is to be paid out on that Payment Date in connection with the end of the Pre-Funding Period shall be deemed to have been withdrawn from the Pre-Funding Account as of the first day of the calendar month immediately preceding that Payment Date.

         "Assignment" is defined in Section 2.1 of the Sale and Servicing Agreement.

         "Authorized Officer" means, with respect to the Issuer, any officer of the Trustee who is authorized to act for the Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (in each case as such list may be modified or supplemented from time to time thereafter).

         "Backup Servicer" means the institution that is engaged by the Issuer or the Servicer on its behalf to act as a backup servicer under the Sale and Servicing Agreement and that satisfies all of the requirements of a successor Servicer under Section 8.2 of the Sale and Servicing Agreement.

         "Backup Servicer Account" means the account designated as such, established and maintained pursuant to Section 5.1(a)(vii) of the Sale and Servicing Agreement.

         "Backup Servicer Account Initial Deposit" means $500,000.

         "Backup Servicer Account Property" means the Backup Servicer Account, all amounts and investments held from time to time in the Backup Servicer Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

         "Backup Servicer Account Required Amount" means, initially, the Backup Servicer Account Initial Deposit, provided, however, the Backup Servicer Account Required Amount may be reduced by the Servicer with the consent of Moody's as evidenced by written affirmation that such reduction will not result in a downgrade or withdrawal by Moody's of its then current rating of any Class of the Notes.

         "Backup Servicer Account Shortfall Amount" is defined in Section 4.12 of the Sale and Servicing Agreement.

         "Backup Servicer Expenses" is defined in Section 4.12 of the Sale and Servicing Agreement.

         "Bankruptcy Code" means the United States Bankruptcy Code, Title 11 of the United States Code, as amended.

         "Basic Documents" means the Certificate of Trust, the Trust Agreement, the Purchase Agreements, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, each Interest Rate Swap Agreement and other documents and certificates delivered in connection therewith.

         "Benefit Plan" is defined in Section 3.4 of the Trust Agreement.

         "Book-Entry Notes" means a beneficial interest in the Notes of a particular Class, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York are authorized or obligated by law, regulation or executive order to remain closed.

         "Case" means Case LLC, a Delaware limited liability company, and its successors and assigns.

         "Case Assets" is defined in Section 2.2 of the Case Purchase Agreement.

         "Case Assignment" means the document of assignment attached to the Case Purchase Agreement as Exhibit A.

         "Case Credit" means Case Credit Corporation, a Delaware corporation, and its successors and assigns.

         "Case Liquidity Receivables Purchase Agreement" is defined in the Recitals of the Case Purchase Agreement.

         "Case Owned Contracts" is defined in the Recitals of the Case Purchase Agreement.

         "Case Purchase Agreement" means the Purchase Agreement dated as of May 1, 2003 between the Seller and Case Credit, as the same may be amended and supplemented from time to time, which term shall also include, as the context requires, the Liquidity Receivables Purchase Agreement.

         "Case Purchased Contracts" is defined in the Recitals of the Case Purchase Agreement.

         "Case Receivables" is defined in the Recitals of the Case Purchase Agreement.

         "Case Subsequent Transfer Assignment" is defined in Section 4.1(b)(i) of the Case Purchase Agreement.

         "Certificate Balance" equals initially, the Initial Certificate Balance and, thereafter, equals such amount as reduced by all amounts allocable to principal previously distributed to Certificateholders.

         "Certificate Distribution Account" is defined in Section 5.1 of the Trust Agreement.

         "Certificate of Trust" means the Certificate of Trust substantially in the form of Exhibit B to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Trust Statute.

         "Certificate Percentage Interest" means a percentage of the beneficial interest in the Issuer represented by a Trust Certificate.

         "Certificate Pool Factor" means, as of the close of business on any Payment Date, the Certificate Balance divided by the Initial Certificate Balance (carried out to the seventh decimal place). The Certificate Pool Factor is 1.0000000, as of the Closing Date, and, thereafter, will decline to reflect reductions in the Certificate Balance.

         "Certificate Register" and "Certificate Registrar" means the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

         "Certificated Security" has the meaning assigned thereto in Section 8-102(a)(4) of the UCC.

         "Certificateholder" means a Person in whose name a Trust Certificate is registered.

         "Certificateholders' Distributable Amount" means, with respect to any Payment Date, the sum of the Certificateholders' Monthly Principal Distributable Amount and the Certificateholders' Interest Distributable Amount.

         "Certificateholders' Interest Distributable Amount" means, with respect to any Payment Date (the "current Payment Date") the sum of (a) interest accrued from and including the preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to but excluding the current Payment Date at the Pass-Through Rate on the Certificate Balance on the preceding Payment Date after giving effect to all changes therein on such preceding Payment Date, except that during the Funding Period no interest will accrue on the Pre-Funded Percentage of the Certificate Balance, plus (b) the Certificateholders' Interest Shortfall for the current Payment Date.

         "Certificateholders' Interest Shortfall" means, with respect to any Payment Date (the "current Payment Date"), the excess of the Certificateholders' Interest Distributable Amount for the preceding Payment Date over the amount in respect of interest that was actually deposited in the Certificate Distribution Account on such preceding Payment Date, plus interest on such excess, to the extent permitted by law, at the Pass-Through Rate from such preceding Payment Date to but excluding the current Payment Date.

         "Certificateholders' Monthly Principal Distributable Amount" means, with respect to any payment date, the excess of (1) the sum of the outstanding principal balances of the Class A Notes and the Class B Notes (after giving effect to payments on the Class A Notes and the Class B Notes on such payment date) and the Certificates: minus (2) the sum of (x) the Pool Balance, and (y) any amounts on deposit in the Pre-Funding Account; provided, however, in no event shall the Certificateholders' Monthly Principal Distributable Amount exceed the outstanding amount of Certificates.

         "Certificates" means the Trust Certificates (as defined in the Trust Agreement).

         "Class" means any class of Notes.

         "Class A Noteholder" means any holder of a Class A Note.

         "Class A Noteholders' Monthly Principal Distributable Amount" means, with respect to any Payment Date (a) on which any principal of the A-1 Notes remains outstanding as of the related record date, the greater of (1) the aggregate scheduled principal payments on the Receivables received during the related Collection Period and (2) the excess of (x) the outstanding Principal Balance of the Class A Notes and the Certificates minus (y) 96.75% of the Asset Balance, (b) after the Payment Date on which the A-1 Notes have been reduced to zero, the excess of (1) the outstanding Principal Balance of the Class A Notes and the Certificates minus (2) 96.75% of the Asset Balance and (c) on the Final Maturity Date for each of the Class A Notes, the Class A Noteholders' Monthly Principal Distributable Amount will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on that Payment Date and allocable to principal) to reduce the Outstanding Amount of the related Class A Notes to zero; in each case as of the end of the immediately preceding Collection Period; provided, however, that in no event will the Class A Noteholders' Monthly Principal Distributable Amount exceed the Outstanding Amount of Class A Notes.

         "Class A Notes" means the A-1 Notes, the A-2 Notes, the A-3a Notes, the A-3b Notes, the A-4a Notes and the A-4b Notes.

         "Class A Swap Agreement" means the Class A-3a Swap Agreement and/or Class A-4a Swap Agreement.

         "Class A Swap Termination Payments" or "Swap Termination Payment" means the Class A-3a Swap Termination Payment and/or Class A-4a Swap Termination Payment.

         "Class A-3a Counterparty" means Bank of America, N.A. and any other counterparty under the Class A-3a Swap Agreement or any successor agreement to the Class A-3a Swap Agreement.

         "Class A-3a Net Swap Payment" means, for any Payment Date, the net amount payable by the Issuer under the Class A-3a Swap Agreement (excluding any Class A-3a Swap Termination Payment).

         "Class A-3a Net Swap Receipt" means, for any Payment Date, the net amount payable by the Class A-3a Counterparty under the Class A-3a Swap Agreement (excluding any Class A-3a Swap Termination Payment).

         "Class A-3a Reference Banks" means four major banks in the London interbank market selected by the Class A-3a Counterparty.

         "Class A-3a Representative Amount" means, on any LIBOR Determination Date, an amount equal to the outstanding principal amount of the A-3a Notes on the immediately preceding Payment Date or the Closing Date, as applicable.

         "Class A-3a Swap Agreement" means an interest rate swap agreement between the Trust and the Class A-3a Counterparty substantially in the form of Exhibit G to the Sale and Servicing Agreement or such other form as shall have satisfied the Rating Agency Condition.

         "Class A-3a Swap Termination Payment" means any termination payment due under the terms of the Class A-3a Swap Agreement.

         "Class A-3a USD-LIBOR Reference Banks Rate" means, for each Interest Period, the rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Class A-3a Reference Banks at approximately 11:00 a.m., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month commencing on the first day of the Interest Period for which such rate is being determined and in a Class A-3a Representative Amount. The Class A-3a Counterparty (in its capacity as calculation agent under the Class A-3a Swap Agreement) will request the principal London office of each of the Class A-3a Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Class A-3a Counterparty, at approximately 11:00 a.m., New York time, on the related LIBOR Determination Date for loans in U.S. Dollars to leading European banks for a period for which such rate is being determined and in a Class A-3a Representative Amount.

         "Class A-4a Counterparty" means Bank of America, N.A. and any other counterparty under the Class A-4a Swap Agreement or any successor agreement to the Class A-4a Swap Agreement.

         "Class A-4a Net Swap Payment" means, for any Payment Date, the net amount payable by the Issuer under the Class A-4a Swap Agreement (excluding any Class A-4a Swap Termination Payment).

         "Class A-4a Net Swap Receipt" means, for any Payment Date, the net amount payable by the Class A-4a Counterparty under the Class A-4a Swap Agreement (excluding any Class A-4a Swap Termination Payment).

         "Class A-4a Reference Banks" means four major banks in the London interbank market selected by the Class A-4a Counterparty.

         "Class A-4a Representative Amount" means, on any LIBOR Determination Date, an amount equal to the outstanding principal amount of the A-4a Notes on the immediately preceding Payment Date or the Closing Date, as applicable.

         "Class A-4a Swap Agreement" means an interest rate swap agreement between the Trust and the Class A-4a Counterparty substantially in the form of Exhibit G to the Sale and Servicing Agreement or such other form as shall have satisfied the Rating Agency Condition.

         "Class A-4a Swap Termination Payment" means any termination payment due under the terms of the Class A-4a Swap Agreement.

         "Class A-4a USD-LIBOR Reference Banks Rate" means, for each Interest Period, the rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Class A-4a Reference Banks at approximately 11:00 a.m., London time, on the related LIBOR Determination Date to prime banks in the

London interbank market for a period of one month commencing on the first day of the Interest Period for which such rate is being determined and in a Class A-4a Representative Amount. The Class A-4a Counterparty (in its capacity as calculation agent under the Class A-4a Swap Agreement) will request the principal London office of each of the Class A-4a Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Class A-4a Counterparty, at approximately 11:00 a.m., New York time, on the related LIBOR Determination Date for loans in U.S. Dollars to leading European banks for a period for which such rate is being determined and in a Class A-4a Representative Amount.

         "Class B Note" means any of the Issuer's 3.13000% Class B Asset Backed Notes.

         "Class B Note Final Scheduled Maturity Date" means the November 15, 2010 Payment Date.

         "Class B Note Rate" means 3.13000% per annum, computed on the basis of a 360-day year of consisting of twelve 30-day months.

         "Class B Noteholder" means any holder of a Class B Note.

         "Class B Noteholders' Monthly Principal Distributable Amount" means, for any Payment Date, the excess of (1) the outstanding Principal Balance of the Class A Notes (after giving effect to any payments in the Class A Notes on that Payment Date), the Class B Notes and the Certificates minus (2) 100% of the Asset Balance; except that (a) in no event will the Class B Noteholders' Monthly Principal Distributable Amount exceed the Outstanding Principal Amount of the Class B Notes and (b) on the Final Scheduled Maturity Date for the Class B Notes, the Class B Noteholders' Monthly Principal Distributable Amount will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on that Payment Date and allocable to principal) to reduce the outstanding principal amount of the Class B Notes to zero.

         "Class Final Scheduled Maturity Date" means, as to any Class of Notes, the final scheduled maturity date for that Class, as designated by the defined term that begins with the designation of that Class and ends with the phrase "Final Scheduled Maturity Date." For instance, the Class Final Scheduled Maturity Date for the A-1 Notes is the A-1 Note Final Scheduled Maturity Date.

         "Class Interest Amount" means, with respect to any Payment Date (the "current Payment Date") and any Class of Notes, an amount equal to the sum of
(a) the aggregate amount of interest accrued on that Class of Notes at the applicable Interest Rate from and including the preceding Payment Date (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding the current Payment Date plus (b) the Class Interest Shortfall for that Class of Notes and the current Payment Date.

         "Class Interest Shortfall" means, with respect to any Payment Date (the "current Payment Date") and any Class of Notes, the excess of the Class Interest Amount for the preceding Payment Date over the amount in respect of interest on that Class of Notes that was actually deposited in the Note Distribution Account on such preceding Payment Date, plus interest on such excess, to the extent permitted by law, at a rate per annum equal to the Interest Rate on that Class of Notes, from such preceding Payment Date to but excluding the current Payment Date.

         "Class Principal Distributable Amount" means, with respect to any Class of Class A Notes on a Payment Date, the remainder, if any, of the Class A Noteholders' Monthly Principal Distributable Amount for that Payment Date after subtracting the Class Principal Distributable Amount for each Class of Class A Notes having priority of payment over such Class of Class A Notes; provided that
(a) in no event shall the Class Principal Distributable Amount for any Class exceed the outstanding principal amount of that Class, (b) on the A-1 Note Final Scheduled Maturity Date, the Class Principal Distributable Amount for the A-1 Notes will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Payment Date and allocable to principal) to reduce the outstanding principal amount of the A-1 Notes to zero and (c) on the applicable final scheduled maturity date, the Class Principal Distributable Amount for each other Class of Class A Notes will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Payment Date and allocable to principal) to reduce the outstanding principal amount of such Class of Notes to zero. For purposes of the foregoing, the various Classes of Class A Notes shall have the following priority (beginning with the highest priority and descending to the lowest): (i) the A-1 Notes, (ii) the A-2 Notes, (iii) the A-3a Notes and A-3b Notes (pro rata based On the Outstanding Amount of the A-3a Notes and the A-3b Notes) and (iv) the A-4a Notes and A-4b Notes (pro rata based on the Outstanding amount of the A-4a Notes and the A-4b Notes).

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that has been designated as the "Clearing Agency" for purposes of the Indenture.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means May 22, 2003.

         "CNH Global" means CNH Global N.V., a company organized in the Kingdom of The Netherlands, and its successors and assigns.

         "CNHCR" means CNH Capital Receivables Inc., a Delaware corporation, and its successors in interest to the extent permitted hereunder.

         "CNHCR Assets" is defined in Section 2.2 of the Sale and Servicing Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collateral" is defined in the Granting Clause of the Indenture.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

         "Collection Period" means, with respect to any Payment Date, the period from and including the end of the preceding Collection Period (or, if for the first Payment Date, the day after the Initial Cutoff Date) to and including the last day of the calendar month preceding the calendar month in which the Payment Date occurs.

         "Commission" means the Securities and Exchange Commission.

         "Contract" means a Retail Installment Contract or a Lease.

         "Contract Value" means, with respect to any day (including the Initial Cutoff Date or any Subsequent Cutoff Date), the sum of (a) the present value of the future Scheduled Payments discounted monthly at an annual rate equal to Specified Discount Factor; plus (b) the amount of any past due payments.

         "Control" with respect to any Federal Book Entry Security, the Indenture Trustee shall have obtained control if:

                  (i) the Indenture Trustee is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security, and such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Indenture Trustee's securities account in such book entry system; or

                  (ii) (a) the Indenture Trustee (1) is registered on the records of a Securities Intermediary as the person having a Securities Entitlement in respect of such Federal Book Entry Security against such Securities Intermediary; or (2) has obtained the agreement, in writing, of the Securities Intermediary for such Securities Entitlement that such Securities Intermediary will comply with Entitlement Orders of the Indenture Trustee without further consent of any other Person; and (b) the Securities Intermediary is a participant in the book entry system maintained by the Federal Reserve Bank that is acting as fiscal agent for the issuer of such Federal Book Entry Security; and (c) such Federal Reserve Bank has indicated by book entry that such Federal Book Entry Security has been credited to the Securities Intermediary's securities account in such book entry system.

         "Corporate Trust Office" means, (a) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the Indenture is located at 4 New York Plaza, 6th Floor, New York, New York, 10004 Attention: Institutional Trust Services Group (facsimile no. (212) 623-5932); or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller), and (b) with respect to the Trustee, the principal corporate trust office of the Trustee located at 101 Barclay Street, Floor 8W, New York, New York 10286, Attention: Corporate Trust Administration - Asset Backed Finance Unit; or at such other address as the Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Certificateholders and the Depositor).

         "Counterparties" or "Counterparty" means the Class A-3a Counterparty and/or the Class A-4a Counterparty.

         "Dealer" means the dealer (which may include retail outlets owned by Case, or, in whole or in part, by New Holland North America, Inc.) or broker who originated and assigned the respective Receivable to Case Credit or NH Credit, as applicable, under a Dealer Agreement.

         "Dealer Agreement" means the retail financing agreement, warranty agreement or other agreement between the applicable Dealer and Case Credit or NH Credit, as applicable, which governs the terms of sales of Receivables from that Dealer to Case Credit or NH Credit, as applicable.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Notes" is defined in Section 2.10 of the Indenture.

         "Delivery" means, when used with respect to Trust Account Property:

                  (i) with respect to a Certificated Security, transfer of such Certificated Security to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian, endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank; and

                  (ii) with respect to any such Trust Account Property that constitutes an Uncertificated Security (including any investments in money market mutual funds, but excluding any Federal Book Entry Security), (A) registration of the Indenture Trustee as the registered owner by the issuer, or (B) satisfaction of the requirements for obtaining "control" pursuant to Section 8-106(c)(2) of the UCC.

         "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement.

         "Determination Date" means, with respect to any Transfer Date, the second Business Day prior to such Transfer Date.

         "Either/or Lease" means any Lease with a Termination Value of greater than 10% of the purchase price of the Financed Equipment subject to such Lease.

         "Eligible Deposit Account" means either: (a) a segregated account with an Eligible Institution or any other segregated account, the deposit of funds in which satisfies the Rating Agency Condition or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

         "Eligible Institution" means: (a) the corporate trust department of the Indenture Trustee or the Trustee or (b) a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), which: (i) has either a long-term or short-term senior unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

         "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form that evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

                  (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Trustee or any of their respective Affiliates is investment manager or advisor); provided, that during the Funding Period no investments in money market funds shall be made with funds in any Trust Account other than the Collection Account;

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b);

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause
         (b); and

                  (g) any other investment permitted by each of the Rating Agencies as set forth in writing delivered to the Indenture Trustee; provided, that investments described in clauses (d) and (g) shall be made only so long as making such investments will not require the

         Issuer to register as an investment company under the Investment Company Act of 1940, as amended.

         "Entitlement Order" has the meaning assigned thereto in Section 8-102(a)(8) of the UCC.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" is defined in Section 5.1 of the Indenture.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         "Expected Excess Spread" means, with respect to each Subsequent Cutoff Date, an amount determined by the Servicer to represent excess cash flows from the Receivables that can reasonably be expected to be available to cover the amounts described in clause (a) of the definition of Required Principal Supplement Account Balance, provided that each Rating Agency has confirmed that use of such amount determined by the Servicer in calculating the Required Principal Supplement Account Balance for such Subsequent Transfer Date will not result in a withdrawal or downgrade of its rating of any Class of Notes.

         "Expenses" is defined in Section 8.2 of the Trust Agreement.

         "Federal Book Entry Security" means an obligation (i) issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, or any other direct obligation of, or obligation fully guaranteed as to timely payment of principal and interest by, the United States of America, that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, and (ii) the perfection of a security interest in which is governed pursuant to federal regulations by Article 8 of the UCC.

         "FDIC" means the Federal Deposit Insurance Corporation or any successor.

         "Final Scheduled Maturity Date" means the November 2010 Payment Date.

         "Financed Equipment" means property, including any over-the-road trucks and trailers, agricultural, construction, forestry or other equipment, together with all accessions thereto, securing an Obligor's indebtedness under a Retail Installment Contract, or subject to a Lease.

         "Financial Asset" has the meaning assigned thereto in Section 8-102(a)(9) of the UCC.

         "Fitch" means Fitch, Inc., or its successor.

         "Floating Rate Notes" means the Class A-3a and the Class A-4a Notes.

         "Funding Period" means the period from and including the Closing Date and ending on the earliest of: (a) the Determination Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the Issuer on or before such Determination Date) is less than $200,000, (b) the date on which an Event of Default or a Servicer Default occurs, (c) the date on which an Insolvency Event occurs with respect to the Seller or the Servicer and (d) the close of business on the November 2003 Payment Date.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a Lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture, and other forms of the verb "to Grant" shall have correlative meanings. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" means (a) with respect to a Note, the Person in whose name a
Note is registered on the Note Register and (b) with respect to a Certificate, a Certificateholder, as the context may require.

         "Indemnified Parties" is defined in Section 8.2 of the Trust Agreement.

         "Indenture" means the Indenture dated as of May 1, 2003 between the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

         "Indenture Trustee" means JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

         "Independent" means, when used with respect to any specified Person, that the Person: (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order in the exercise of reasonable care and approved by the Indenture Trustee, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

         "Initial Aggregate Statistical Contract Value" means $618,976,649.84 which amount is equal to the aggregate Statistical Contract Value of all Initial Receivables as of the Initial Cutoff Date.

         "Initial Case Assets" is defined in Section 2.1 of the Case Purchase Agreement.


         "Initial Case Purchase Price" is defined in Section 2.1 of the Case Purchase Agreement.

         "Initial Case Receivable" means any Contract included in the schedule delivered by Case Credit to CNHCR on the Closing Date (which schedule may be in the form of microfiche).

         "Initial Certificate Balance" means the amount specified as the Initial Certificate Balance in a letter of instruction from the Depositor to the Trustee.

         "Initial Cutoff Date" means April 30, 2003.

         "Initial Cutoff Date APR" means 5.309% which is an annual rate that equals the weighted average APR of the Initial Receivables as of the Initial Cutoff Date.

         "Initial NH Assets" is defined in Section 2.1 of the NH Purchase Agreement.

         "Initial NH Purchase Price" is defined in Section 2.1 of the NH Purchase Agreement.

         "Initial NH Receivable" means any Contract included in the schedule delivered by NH Credit to CNHCR on the Closing Date (which schedule may be in the form of microfiche).

         "Initial Pool Balance" means: (i) the Pool Balance as of the Initial Cutoff Date, which is $614,857,100.46 plus (ii) the aggregate Contract Value of all Subsequent Receivables sold to the Issuer as of their respective Subsequent Cutoff Dates.

         "Initial Receivable" means any Contract included in the schedule delivered by the Servicer to the Trustee on the Closing Date (which schedule may be in the form of microfiche).

         "Insolvency Event" means, with respect to a specified Person: (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days, or (b) the commencement by such Person of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Instruments" has the meaning assigned thereto in Section 9-105(l)(i) of the UCC.

         "Interest Period" means (a) with respect to the first Payment Date, the period from and including the Closing Date to, but excluding, the first Payment Date, and (b) with respect to any other Payment Date, the period from and including the immediately preceding Payment Date to, but excluding, that Payment Date.

         "Interest Rate" means (a) as to the A-1 Notes, the A-1 Note Rate, (b) as to the A-2 Notes, the A-2 Note Rate, (c) as to the A-3a Notes, the A-3a Note Rate, (d) as to the A-3b Notes, the A-3b Note Rate, (e) as to the A-4a Notes, the A-4a Note Rate, (f) as to the A-4b Notes, the A-4b Note Rte and (g) as to the Class B Notes, the Class B Note Rate.

         "Interest Rate Swap Agreements" or "Interest Rate Swap Agreement" means the Class A-3a Swap Agreement and/or the Class A-4a Swap Agreement.

         "Investment Earnings" means, with respect to any Payment Date, the interest and other investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on the related Transfer Date pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

         "Investment Property" is defined in Section 9-115(1)(f) of the UCC.

         "Issuer" means CNH Equipment Trust 2003-A until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

         "Issuer Order" and "Issuer Request" means a written order or request, respectively, signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Lease" means a lease of agricultural, construction or forestry equipment.

         "LIBOR Determination Date" means the day that is two London Banking Days preceding the first day of an Interest Period and with respect to the first LIBOR Determination Date, the day that is two London Banking Days preceding the Closing Date.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the related Receivable by operation of law as a result of any act or omission by the related Obligor.

         "Liquidated Receivable" means any Receivable liquidated by the Servicer through the sale or other disposition of the related Financed Equipment or that the Servicer has, after using all reasonable efforts to realize upon the Financed Equipment, determined to charge off without realizing upon the Financed Equipment.

         "Liquidation Proceeds" means, with respect to any Liquidated Receivable, the moneys collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related

Financed Equipment or Obligor and payments made by a Dealer pursuant to the related Dealer Agreement with respect to such Receivable (other than amounts paid from Dealer reserve accounts maintained with Case Credit or NH Credit)), other than Recoveries, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

         "Liquidity Receivables Purchase Agreements" means, collectively, the Case Liquidity Receivables Purchase Agreement and the NH Liquidity Receivables Purchase Agreement.

         "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market.

         "Maximum Negative Carry Amount"

                  (a) the weighted average of the Interest Rate on each class of Notes (assuming LIBOR is equal to the Stated Fixed Interest Rate Swap Rate for each class of Floating Rates Notes) minus 0.75%; multiplied by

                  (b) the percentage equivalent of a fraction, the numerator of which is the Outstanding Amount of the Notes, and the denominator of which is the aggregate Outstanding Principal Balance of the Notes and the Certificates; multiplied by

                  (c) the amount on deposit in the Pre-Funding Account; multiplied by

                  (d) the fraction of a year represented by the number of days until the expected end of the Funding Period, calculated on the basis of a 360-day year of twelve 30-day months.

         "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Negative Carry Account" means the account designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

         "Negative Carry Account Initial Deposit" means $1,907,366.47.

         "Negative Carry Amount" means an amount for each Collection Period calculated by the Servicer as the difference (if positive) between: (a) the product of: (i) the sum of the Class Interest Amounts for each Class of Notes multiplied by (ii) the Pre-Funded Percentage as of the immediately prior Payment Date (or, in the case of the first Payment Date, the Closing Date) minus (b) the Pre-Funding Account Investment Earnings.

         "Net Swap Payments" or "Net Swap Payment" means the Class A-3a Net Swap Payment and/or the Class A-4a Net Swap Payment.

         "Net Swap Receipts" or "Net Swap Receipt" means the Class A-3a Net Swap Receipt and/or the Class A-4a Net Swap Receipt.

         "NH Assets" is defined in Section 2.2 of the NH Purchase Agreement.

         "NH Assignment" means the document of assignment attached to the NH Purchase Agreement as Exhibit A.

         "NH Credit" means New Holland Credit Company, LLC, a Delaware limited liability company, and its successors and assigns.

         "NH Liquidity Receivables Purchase Agreement" is defined in the Recitals of the NH Purchase Agreement.

         "NH Owned Contracts" is defined in the Recitals of the NH Purchase Agreement.

         "NH Purchase Agreement" means the Purchase Agreement dated as of May 1, 2003 between the Seller and NH Credit, as the same may be amended and supplemented from time to time.

         "NH Purchased Contracts" is defined in the Recitals of the NH Purchase Agreement.

         "NH Receivables" is defined in the Recitals of the NH Purchase
Agreement.

         "NH Subsequent Transfer Assignment" is defined in Section 4.1(b)(i) of the NH Purchase Agreement.

         "Note Balance" means the aggregate Outstanding Amount of the Notes from time to time.

         "Note Depository Agreement" means the agreement among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date.

         "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with the Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of the Clearing Agency).

         "Note Percentage" means the percentage equivalent to a fraction the numerator of which is the Note Balance and the denominator of which is the sum of the Note Balance and the Certificate Balance.

         "Note Pool Factor" means, as of the close of business on any Payment Date with respect to any Class of Notes, the Outstanding Amount of that Class of Notes divided by the original Outstanding Amount of that Class of Notes (carried out to the seventh decimal place). The Note Pool Factor for each Class will be
1.0000000 as of the Closing Date, and, thereafter, will decline to reflect reductions in the Outstanding Amount of the Notes.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4 of the Indenture.

         "Noteholders" means the Class A Noteholders and the Class B
Noteholders.

         "Noteholders' Distributable Amount" means, with respect to any Payment Date, the sum of: (a) the Class Interest Amount for each Class of Notes (b) the Class Principal Distributable Amount for each Class of Class A Notes, and (c) the Class B Noteholders' Monthly Principal Distributable Amount.

         "Notes" means the Class A Notes and the Class B Notes

         "Obligor" on a Receivable means the purchaser or co-purchasers or lessee or co-lessees of the Financed Equipment and any other Person who owes payments under the Receivable (including, with respect to the Termination Value, the related Dealer).

         "Officers' Certificate" means a certificate signed by at least one of the Chairman of the Board, the President, the Vice Chairman of the Board, an Executive Vice President, any Vice President, a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Seller or the Servicer, as appropriate.

         "One-Month LIBOR" means, for each Interest Period, the rate for deposits in U.S. Dollars for a period of one month corresponding to such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date. If such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the parties had specified "USD-LIBOR Reference Banks Rate" as the applicable rate.

         "Opinion of Counsel" means a written opinion of counsel (who may, except as otherwise expressly provided in this Agreement, be an employee of or counsel to the Seller or the Servicer), which counsel and opinion shall be acceptable to the Indenture Trustee, the Trustee, each Counterparty or the Rating Agencies, as applicable.

         "Originators" means Case Credit and NH Credit.

         "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

                  (iii) Notes in exchange for or in lieu of other Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

         "Outstanding Amount" means the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

         "Pass-Through Rate" means 3.13000% per annum, computed on the basis of a 360-day year of twelve 30-day months.

         "Paying Agent" means (a) with respect to the Notes, the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer, and (b) with respect to the Certificates, any paying agent or co-paying agent appointed pursuant to Section
3.9 of the Trust Agreement, and shall initially be The Bank of New York.

         "Payment Date" means, with respect to each Collection Period, the fifteenth day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on June 16, 2003.

         "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Balance" means, at any time, the sum of the aggregate Contract Values of the Receivables as of the beginning of a Collection Period, after giving effect to all payments received from Obligors and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, with respect to the preceding Collection Period and all Realized Losses on Receivables liquidated during such preceding Collection Period.

         "Precomputed Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related Contract as an add-on finance charge) and the portion allocable to the Amount Financed are determined according to the sum of periodic balances, the sum of monthly payments or any equivalent method or are monthly actuarial receivables.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Pre-Funded Amount" means, with respect to any date, the amount on deposit in the Pre-Funding Account on such date.

         "Pre-Funded Percentage" means, for each Collection Period, the quotient (expressed as a percentage) of: (i) the Pre-Funded Amount divided by (ii) the sum of the Pool Balance and the Pre-Funded Amount, after taking into account all transfers of Subsequent Receivables during such Collection Period.

         "Pre-Funding Account" means the account designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

         "Pre-Funding Account Investment Earnings" means, with respect to any Payment Date, the interest and other investment earnings (net of losses and investment expenses) on amounts on deposit in the Pre-Funding Account to be deposited into the Collection Account on the related Transfer Date pursuant to
Section 5.1(b) of the Sale and Servicing Agreement.

         "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of: (i) that portion of all Scheduled Payments due on or prior to such day allocable to principal using (x) in the case of a Precomputed Receivable, the actuarial or constant yield method and (y) in the case of a Simple Interest Receivable, the simple interest method, (ii) any refunded portion of insurance premiums included in the Amount Financed, (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal and (iv) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of the Receivable.

         "Principal Supplement Account" means the account designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

         "Principal Supplement Account Deposit" means, with respect to each Subsequent Transfer Date, an amount equal to the Required Principal Supplement Account Balance applicable to such Subsequent Transfer Date minus any amount then on deposit in the Principal Supplement Account.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Prospectus" means the Prospectus dated May 14, 2003 and the Prospectus Supplement dated May 14, 2003, relating to the Notes.

         "Purchase Agreements" means the Case Purchase Agreement and the NH Purchase Agreement.

         "Purchase Amount" means, as of the close of business on the last day of a Collection Period, an amount equal to the Contract Value of the applicable Contract, as of the first day of the immediately following Collection Period (or, with respect to any applicable Contract that is a Liquidated Receivable, as of the day immediately prior to such Contract becoming a Liquidated Receivable less any Liquidation Proceeds actually received by the Issuer) plus interest accrued and unpaid thereon as of such last day at a rate per annum equal to: (a) in the case of any Contract transferred on the Closing Date, the Initial Cutoff Date APR and (b) in the case of any Contract transferred or a Subsequent Transfer Date, the applicable Subsequent Cutoff Date APR.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 4.6 of the Sale and Servicing Agreement or by the Seller pursuant to
Section 3.2 of the Sale and Servicing Agreement, or as of the first day of a Collection Period by the Servicer pursuant to Section 9.1(a) of the Sale and Servicing Agreement.

         "Rating Agency" means each of Fitch, Moody's and Standard & Poor's.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of the Notes.

         "Realized Losses" means the excess of the Principal Balance of Liquidated Receivable plus accrued but unpaid interest thereon over Liquidation Proceeds.

         "Receivable" means, collectively, any Contract listed on the Assignment and each Subsequent Transfer Assignment.

         "Receivable Files" means the documents specified in Section 3.3 of the Sale and Servicing Agreement.

         "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the fourteenth day of the calendar month in which such Payment Date or Redemption Date occurs, or, if Definitive Notes are issued, the close of business on the last day of the calendar month preceding the month of such Payment Date, whether or not such day is a Business Day, or if Definitive Notes were not outstanding on such date, the date of issuance of the Definitive Note, and with respect to the A-1 Note Final Scheduled Maturity Date, June 10, 2004.

         "Recoveries" means, with respect to any Liquidated Receivable, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Financed Equipment), after such Receivable became a Liquidated Receivable.

         "Redemption Date" means the Payment Date specified by the Servicer or the Issuer pursuant to Section 10.1(a) or (b) of the Indenture, as applicable.

         "Redemption Price" means the unpaid principal amount of the Notes redeemed, plus accrued and unpaid interest thereon at the applicable interest rate to but excluding the Redemption Date.

         "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "Remaining Pre-Funded Amount" has the meaning assigned thereto in
Section 5.7(b) of the Sale and Servicing Agreement.

         "Required Negative Carry Account Balance" means, as of the beginning of each Collection Period, an amount equal to the lesser of: (a) the Negative Carry Account Initial Deposit minus all previous withdrawals from the Negative Carry Account and (b) the Maximum Negative Carry Amount as of such day.

         "Required Principal Supplement Account Balance" means, with respect to each Subsequent Cutoff Date, the excess, if any, of (a) an amount equal to the difference (if positive) between (x) the Contract Value of the Receivables and
(y) the aggregate of the contractual payoff amounts for each Receivable (as specified by the Servicer for each Receivable in the applicable Schedule of Receivables), in each case, as of the end of the prior collection period (or the applicable Subsequent Transfer Cutoff Date for Subsequent Receivables being transferred on that Subsequent Transfer Date), over (b) the Expected Excess Spread.

         "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary or Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Retail Installment Contract" means an equipment retail installment contract secured by Financed Equipment.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of May 1, 2003 among the Issuer, the Seller and the Servicer.

         "Sale Proceeds" is defined in Section 9.1(b) of the Sale and Servicing Agreement.

         "Schedule of Case Receivables" means, collectively, the listing of the Receivables attached to the Case Assignment and the listings of Case Receivables attached to each Case Subsequent Transfer Assignment.

         "Schedule of NH Receivables" means, collectively, the listing of the Receivables attached to the NH Assignment and the listings of NH Receivables attached to each NH Subsequent Transfer Assignment.

         "Schedule of Receivables" means, collectively, the listing of the Receivables attached to the Case Assignment, NH Assignment and the Assignment, and the listings of Receivables attached to each Case Subsequent Transfer Assignment, NH Subsequent Transfer Assignment and Subsequent Transfer Assignment.

         "Scheduled Payment" on a Receivable means that portion of the payment required to be made by the Obligor during any Collection Period sufficient to amortize the Principal Balance under (x) in the case of a Precomputed Receivable, the actuarial method or (y) in the case of a Simple Interest Receivable, the simple interest method, in each case, over the term of the Receivable and to provide interest at the APR, provided that Termination Values shall also constitute Scheduled Payments.

         "Secretary of State" means the Secretary of State of the State of Delaware.

         "Securities Account" has the meaning assigned thereto in Section 8-501(a) of the UCC.

         "Securities Entitlement" has the meaning assigned thereto in Section 8-102(a)(17) of the UCC.

         "Securities Intermediary" is defined in Section 8-102(a)(14) of the UCC.

         "Seller" means CNH Capital Receivables Inc., a Delaware corporation, and its successors in interest to the extent permitted hereunder.

         "Servicer" means Case Credit, as the Servicer of the Receivables, and each successor to Case Credit (in the same capacity) pursuant to Section 7.3 or
8.2 of the Sale and Servicing Agreement.

         "Servicer Default" means an event specified in Section 8.1 of the Sale and Servicing Agreement.

         "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.8 of the Sale and Servicing Agreement, substantially in the form of Exhibit C thereto.

         "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section
4.7 of the Sale and Servicing Agreement.

         "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined by allocating a fixed level payment between principal and interest, such that such payment is allocated first to the accrued and unpaid interest at the Annual Percentage Rate for such Receivable on the unpaid principal balance and the remainder of such payment is allocable to principal.

         "Specified Discount Factor" equals 5.40%.

         "Specified Spread Account Balance" means, with respect to any Payment Date, the lesser of (a) the greater of (i) 2.00% of (A) the Pool Balance as of the Initial Cutoff Date plus (B) the aggregate Contract Value of all Subsequent Receivables sold to the trust as of their respective cutoff dates and (ii) 2.50% of the Pool Balance as of the end of the immediately preceding calendar month, and (b) the Outstanding Amount of the Notes.

         "Spread Account" means the account designated as such, established and maintained pursuant to Section 5.1(a) of the Sale and Servicing Agreement.

         "Spread Account Initial Deposit" means, initially, $12,297,142.01 and, with respect to each Subsequent Transfer Date, cash or Eligible Investments having a value approximately equal to 2.00% of the aggregate Contract Value of the Subsequent Receivables conveyed to the Issuer on such Subsequent Transfer Date.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

         "State" means any one of the 50 states of the United States of America or the District of Columbia.

         "Stated Fixed Interest Rate Swap Rate" means with respect to the Class A-3a Notes and the Class A-4a Notes, the fixed interest rate of 1.683%, and 2.277%, respectively.

         "Statistical Contract Value" of a Receivable means either (i) the sum of the present value of the scheduled and unpaid payments on the Receivable, discounted monthly at an annual rate equal to its APR (instead of the weighted average APR of the Initial Receivables), plus any amount of past due payments, or (ii) the current balance of the Receivable on the Servicer's records, depending upon the type of Receivable.

         "Subsequent Case Assets" is defined in Section 2.2 of the Case Purchase, Agreement.

         "Subsequent Case Purchase Price" is defined in Section 2.5(b) of the Case Purchase Agreement.

         "Subsequent Case Receivables" means the Receivables transferred to CNHCR pursuant to Section 2.2 of the Case Purchase Agreement, which shall be listed on Schedule A to the related Case Subsequent Transfer Assignment.

         "Subsequent Cutoff Date" means, with respect to any Subsequent Receivables, the close of business on the last day of the calendar month preceding the related Subsequent Transfer Date.

         "Subsequent Cutoff Date APR" means, with respect to any Subsequent Cutoff Date, the Specified Discount Factor.

         "Subsequent NH Assets" is defined in Section 2.2 of the NH Purchase Agreement.

         "Subsequent NH Purchase Price" is defined in Section 2.5(b) of the NH Purchase Agreement.

         "Subsequent NH Receivables" means the Receivables transferred to CNHCR pursuant to Section 2.2 of the NH Purchase Agreement, which shall be listed on Schedule A to the related NH Subsequent Transfer Assignment.

         "Subsequent Receivables" means the Receivables transferred to the Issuer pursuant to Section 2.2 of the Sale and Servicing Agreement, which shall be listed on Schedule A to the related Subsequent Transfer Assignment.

         "Subsequent Transfer Assignment" has the meaning assigned thereto in
Section 2.2(b)(i) of the Sale and Servicing Agreement.

         "Subsequent Transfer Date" means with respect to a Subsequent Receivable, any Business Day during the Funding Period on which Subsequent Receivables are to be transferred to the Issuer and a Subsequent Transfer Assignment is executed and delivered to the Trustee and the Indenture Trustee pursuant to Section 2.2 of the Sale and Servicing Agreement.

         "Successor Servicer" is defined in Section 3.7(e) of the Indenture.

         "Telerate Page 3750" means the display page currently so designated on the Bridge's Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices.

         "TIA" means the Trust Indenture Act.

         "Total Distribution Amount" means, with respect to any Payment Date, the aggregate amount of collections on or with respect to the Receivables (including collections received after the end of the preceding calendar month on any Subsequent Receivables added to the Trust after the end of that preceding calendar month and on or before that Payment Date) with respect to the related Collection Period plus the Negative Carry Amount for such Collection Period. Collections on or with respect to the Receivables include all payments made by or on behalf of the Obligors (including any late fees, prepayment charges, extension fees and other administrative fees or similar charges allowed by applicable law with respect to the Receivables), any proceeds from insurance policies covering the Financed Equipment or related Obligor, Liquidation Proceeds, the Purchase Amount of each Receivable that became a Purchased Receivable in respect of the related Collection Period (to the extent deposited into the Collection Account), Investment Earnings for such Payment Date, payments made by a Dealer pursuant to its obligation (if any) to pay the Termination Value pursuant to the related Lease and pursuant to the related Dealer Agreement with respect to such Receivable (other than amounts paid from Dealer reserve accounts maintained with Case Credit), Net Swap Receipts and the Remaining Pre-Funded Amount, on the Payment Date specified in Section 5.7(b) of the Sale and Servicing Agreement; provided, however, that the Total Distribution Amount shall not include: (i) all payments or proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period, (ii) any Recoveries or (iii) amounts released from the Pre-Funding Account.

         "Transfer Date" means the Business Day preceding the fifteenth day of each calendar month.

         "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "True Lease Equipment" means the Financed Equipment subject to an Either/or Lease that is properly characterized as a true lease, rather than a lease intended as security, within the meaning of Section 1-201(37) of the UCC.

         "Trust" means the Issuer.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

         "Trust Accounts" has the meaning assigned thereto in Section 5.1(b) of the Sale and Servicing Agreement.

         "Trust Agreement" means the Trust Agreement dated as of May 1, 2003 between the Seller and the Trustee, as the same may be amended and supplemented from time to time.

         "Trust Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement.

         "Trust Estate" means (a) with respect to the Indenture, all the money, instruments, rights and other property that are subject or intended to be subject to the Lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof, and (b) with respect to the Trust Agreement, all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II (other than Section 2.1(B)) of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force on the date of the Indenture unless otherwise specifically provided.

         "Trust Officer" means, in the case of the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Trustee, any officer in the Corporate Trustee Administration Department of the Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Trustee.

         "Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

         "Trustee" means The Bank of New York, a New York banking corporation, not in its individual capacity but solely as trustee under the Trust Agreement, and any successor Trustee thereunder.

         "Uncertificated Security" has the meaning assigned thereto in Section 8-102(a)(18) of the UCC.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

         "Underwriting Agreement" means the Underwriting Agreement dated May 14, 2003 among J.P. Morgan Securities Inc. and ABN Amro Incorporated as representatives of the several underwriters named therein, CNHCR and Case Credit.

         "USD-LIBOR Reference Banks Rate" means the Class A-3a USD-LIBOR Reference Banks Rate or the Class A-4a USD-LIBOR Reference Banks Rate, as applicable.